EXHIBIT (17)(c)(i)

Semiannual Report March 31, 2009

Eaton Vance

Municipals

Trust

California

Massachusetts

Mississippi

New York

Ohio

Rhode Island

West Virginia

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipals Funds as of March 31, 2009

TABLE OF CONTENTS

Investment Update	2

Performance Information and Portfolio Composition
California	4
Massachusetts	6
Mississippi	8
New York	10
Ohio	12
Rhode Island	14
West Virginia	16

Fund Expenses	18

Financial Statements	22

Special Meeting of Shareholders	88

Board of Trustees’ Annual Approval
of the Investment Advisory Agreements	91

Officers and Trustees	94

Eaton Vance Municipals Funds as of March 31, 2009

INVESTMENT UPDATE

Economic and Market Conditions

The six-month period ending March 31, 2009, was characterized by continued market and economic upheaval during the first two and a half months of the period, followed by the first sustained municipal bond rally of this bear market from mid-December 2008 through the end of the period. The U.S. economy, as measured by gross domestic product (GDP), contracted sharply in both the fourth quarter of 2008 and the first quarter of 2009 by 6.2% and 6.1%, respectively, according to the U.S. Department of Commerce. The first quarter 2009 figure was a preliminary estimate. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential and continued to weigh on the economy in early 2009. While high commodity prices eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly became a weaker economic environment. Rising unemployment levels, at a five-year high at period end, led to constrained personal consumption and overall economic contraction. The housing market continued to weigh on the economy during the first three months of the period, with new and existing home sales falling hard in the fourth quarter of calendar 2008.

In the first quarter of 2009, the U.S. economy began showing some signs of life. Although most economists forecast anemic growth for the remainder of the year, some of the data turned more positive early on. February was a particularly strong month for economic data: factory orders increased 1.8%; new home sales rose 4.7% — the first increase in seven months; and existing home sales surged 5.1%, the largest monthly gain since 2003. The upturn in the housing market was bolstered by historically low mortgage rates, an $8,000 tax credit for first-time home buyers that was part of President Obama’s stimulus legislation, and a plethora of distressed properties on the market.

The capital markets experienced steep declines in the first two and a half months of the period, followed by a welcome rally during the latter three and a half months. The semiannual period was preceded by a number of distressing events in the fall of 2008, resulting in a freefall in both the credit and equity markets.  Several calamitous events occurred in September alone, including the federal takeover of federally chartered mortgage giants Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers and the announcement by Bank of America that it was acquiring Merrill Lynch. These actions, along with several other corporate shakeups, bank failures and bailouts, drastically redefined the Wall Street landscape.

In response, the U.S. government enacted a number of bold stimulus programs. Last fall, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that continued to evolve since the bill was enacted into law. On February 17, 2009, President Obama signed a historic $787 billion stimulus program into law and outlined a $50 billion foreclosure rescue plan. Additionally, between September 30, 2008, and December 31, 2008, the U.S. Federal Reserve (the Fed) lowered the federal funds rate to a range of 0.0% to 0.25% from 2.00%. Also during the six-month period, the Fed took extraordinary actions through a variety of innovative lending techniques in an attempt to ease the credit crisis.

Management Discussion

Relative to the Funds’ primary benchmark, the Barclays Capital Municipal Bond Index1 (the Index) — a broad-based, unmanaged index of municipal bonds — the Funds underperformed for the six months ending March 31, 2009. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-maturity bonds relative to other bond funds and the Index. Much of their underperformance occurred in the first three months of the period and, management believes, can be attributed to the continued shift of investors’ capital into shorter-maturity bonds — a result of the broader-based credit crisis — during this period. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt, but it later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their

1Formerly called Lehman Brothers Municipal Bond Index. It is not possible to invest directly in an Index.

Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Municipals Funds as of March 31, 2009

INVESTMENT UPDATE

exposure to mortgage-related structured products. Since mid-December 2008, however, the municipal market rallied considerably, and the Funds outperformed the Index. A number of factors appeared to be at work in the market’s rebound. Municipal demand, while anemic for much of last year, returned in dramatic fashion during the first quarter of 2009. Retail muni investors — those who buy municipal bonds directly or through managed products such as mutual funds — were the predominant force behind the renewed demand. While many retail investors fled the market in 2008 as a result of market volatility and intimidating news reports, the perception of risk began to mitigate during the early stages of the new year. While institutional demand was largely absent during the first quarter — as it was for much of 2008 — retail purchases kept overall demand levels strong.

Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed, maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time. Furthermore, we believe that the 138.9% yield ratio of insured municipal bonds to 30-year Treasuries as of March 31, 2009 — as compared with the long-term average of 85%-90% — indicates that there is still relative value in municipal bonds when compared with their taxable counterparts.1

1Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Eaton Vance California Municipals Fund as of March 31, 2009

PERFORMANCE INFORMATION

Portfolio Manager: Cynthia J. Clemson

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EACAX	EVCAX	ECCAX	EICAX
Average Annual Total Returns (at net asset value)
Six Months	-3.21%	-3.59%	-3.59%	-2.97%
One Year	-8.11	-8.78	-8.78	-7.86
Five Years	0.25	-0.44	N.A.	N.A.
Ten Years	2.55	2.09	N.A.	N.A.
Life of Fund†	4.34	4.63	-0.61	-3.74

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-7.84%	-8.31%	-4.54%	-2.97%
One Year	-12.45	-13.16	-9.65	-7.86
Five Years	-0.73	-0.77	N.A.	N.A.
Ten Years	2.05	2.09	N.A.	N.A.
Life of Fund†	4.00	4.63	-0.61	-3.74

† Inception dates: Class A: 5/27/94; Class B: 12/19/85; Class C: 8/31/04; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.16%	1.91%	1.91%	0.93%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	5.09%	4.33%	4.33%	5.35%
Taxable-Equivalent Distribution Rate[3,4]	8.63	7.35	7.35	9.08
SEC 30-day Yield[5]	4.53	4.01	4.00	5.01
Taxable-Equivalent SEC 30-day Yield[4,5] 7.68		6.80	6.79	8.50

Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Ten Years	4.60	4.00

Lipper Averages[7] (Average Annual Total Returns)
Lipper California Municipal Debt Funds Classification
Six Months		-1.45%
One Year		-5.26
Five Years		0.97
Ten Years		2.87

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. 2 Source: Prospectus dated 2/1/09. Includes interest expense of 0.30% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification contained 123, 121, 101 and 72 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance California Municipals Fund as of March 31, 2009

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is AA-.

AAA	33.9%	BBB	5.6%
AA	21.6%	Not Rated	8.1%
A	30.8%

Fund Statistics2

• Number of Issues:	88
• Average Maturity:	19.6 years
• Average Effective Maturity:	18.3 years
• Average Call Protection:	8.2 years
• Average Dollar Price:	$87.91
• TOB Leverage[3] :	8.1%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Massachusetts Municipals Fund as of March 31, 2009

PERFORMANCE INFORMATION

Portfolio Manager: Robert B. MacIntosh, CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMAX	EVMAX	ECMMX	EIMAX
Average Annual Total Returns (at net asset value)
Six Months	-3.35%	-3.61%	-3.61%	-3.25%
One Year	-8.35	-8.96	-9.07	-8.15
Five Years	-0.46	-1.17	N.A.	-0.21
Ten Years	2.42	1.66	N.A.	2.62
Life of Fund†	3.33	3.85	-4.20	3.77

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-7.93%	-8.32%	-4.55%	-3.25%
One Year	-12.67	-13.32	-9.94	-8.15
Five Years	-1.43	-1.50	N.A.	-0.21
Ten Years	1.92	1.66	N.A.	2.62
Life of Fund†	3.00	3.85	-4.20	3.77
Inception dates: Class A: 12/7/93; Class B: 4/18/91; Class C: 5/2/06; Class I: 6/17/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.03%	1.78%	1.79%	0.83%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	5.44%	4.67%	4.67%	5.65%
Taxable-Equivalent Distribution Rate[3,4]	8.84	7.59	7.59	9.18
SEC 30-day Yield[5]	5.44	4.95	4.95	5.91
Taxable-Equivalent SEC 30-day Yield[4,5]	8.84	8.04	8.04	9.60

Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Ten Years	4.60	4.00

Lipper Averages[7] (Average Annual Total Returns)
Lipper Massachusetts Municipal Debt Funds Classification
Six Months		0.71%
One Year		-2.95
Five Years		1.85
Ten Years		3.42

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. 2 Source: Prospectus dated 2/1/09. Includes interest expense of 0.25% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Municipal Debt Funds Classification contained 45, 44, 38 and 32 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Massachusetts Municipals Fund as of March 31, 2009

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is AA-.

AAA	17.5%	BBB	6.9%
AA	41.7%	Not Rated	4.9%
A	29.0%

Fund Statistics2

• Number of Issues:	63
• Average Maturity:	24.7 years
• Average Effective Maturity:	22.8 years
• Average Call Protection:	11.4 years
• Average Dollar Price:	$86.98
• TOB Leverage[3] :	12.4%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Mississippi Municipals Fund as of March 31, 2009

PERFORMANCE INFORMATION

Portfolio Manager: Craig R. Brandon, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETMSX	EVMSX	EMSCX
Average Annual Total Returns (at net asset value)
Six Months	-2.04%	-2.44%	-2.44%
One Year	-5.67	-6.40	-6.40
Five Years	0.99	0.25	N.A.
Ten Years	2.89	2.13	N.A.
Life of Fund†	3.58	3.16	-6.38

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-6.69%	-7.21%	-3.39%
One Year	-10.18	-10.90	-7.30
Five Years	0.01	-0.09	N.A.
Ten Years	2.39	2.13	N.A.
Life of Fund†	3.25	3.16	-6.38
† Inception dates: Class A: 12/7/93; Class B: 6/11/93; Class C: 12/4/07

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.04%	1.79%	1.80%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.90%	4.14	4.14%
Taxable-Equivalent Distribution Rate[3,4]	7.94	6.70	6.70
SEC 30-day Yield[5]	4.11	3.55	3.56
Taxable-Equivalent SEC 30-day Yield[4,5]	6.66	5.75	5.77

Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Ten Years	4.60	4.00

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		2.08%
One Year		-1.36
Five Years		1.76
Ten Years		3.15

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/09. Includes interest expense of 0.12% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.25% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 151, 151, 133 and 114 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Mississippi Municipals Fund as of March 31, 2009

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is AA-.

AAA	26.5%	BBB	16.2%
AA	33.6%	Not Rated	4.3%
A	19.4%

Fund Statistics2

• Number of Issues:	45
• Average Maturity:	18.1 years
• Average Effective Maturity:	14.5 years
• Average Call Protection:	7.1 years
• Average Dollar Price:	$92.81
• TOB Leverage[3] :	1.1%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance New York Municipals Fund as of March 31, 2009

PERFORMANCE INFORMATION

Portfolio Manager: Craig R. Brandon, CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETNYX	EVNYX	ECNYX	EINYX
Average Annual Total Returns (at net asset value)
Six Months	-5.25%	-5.74%	-5.63%	-5.27%
One Year	-10.94	-11.73	-11.55	-10.87
Five Years	-0.77	-1.45	-1.48	N.A.
Ten Years	2.53	1.85	N.A.	N.A.
Life of Fund†	4.12	4.45	-1.13	-7.12

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-9.74%	-10.34%	-6.55%	-5.27%
One Year	-15.16	-15.95	-12.39	-10.87
Five Years	-1.74	-1.77	-1.48	N.A.
Ten Years	2.03	1.85	N.A.	N.A.
Life of Fund†	3.78	4.45	-1.13	-7.12

† Inception dates: Class A: 4/15/94; Class B: 8/30/90; Class C: 9/30/03; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.16%	1.91%	1.91%	0.99%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	5.64%	4.85%	4.85%	5.84%
Taxable-Equivalent Distribution Rate[3,4]	9.31	8.01	8.01	9.64
SEC 30-day Yield[5]	5.10	4.60	4.59	5.56
Taxable-Equivalent SEC 30-day Yield[4,5] 8.42		7.60	7.58	9.18

Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Ten Years	4.60	4.00

Lipper Averages[7] (Average Annual Total Returns)
Lipper New York Municipal Debt Funds Classification
Six Months		1.03%
One Year		-2.73
Five Years		1.46
Ten Years		3.10

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. 2 Source: Prospectus dated 2/1/09. Includes interest expense of 0.38% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification contained 98, 97, 90 and 70 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New York Municipals Fund as of March 31, 2009

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is A+.

AAA	13.1%	BB	2.0%
AA	46.3%	B	1.8%
A	24.1%	Not Rated	3.9%
BBB	8.8%

Fund Statistics2

• Number of Issues:	105
• Average Maturity:	25.4 years
• Average Effective Maturity:	22.0 years
• Average Call Protection:	10.3 years
• Average Dollar Price:	$86.84
• TOB Leverage[3] :	10.5%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Ohio Municipals Fund as of March 31, 2009

PERFORMANCE INFORMATION

Portfolio Manager: William A. Ahern, Jr., CFA

Performance[1]	Class A	Class C
Share Class Symbol	ETOHX	ECOHX
Average Annual Total Returns (at net asset value)
Six Months	1.05%	0.53%
One Year	-3.73	-4.71
Five Years	1.58	N.A.
Ten Years	3.22	N.A.
Life of Fund†	3.82	-1.11

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-3.80%	-0.45%
One Year	-8.35	-5.63
Five Years	0.59	N.A.
Ten Years	2.72	N.A.
Life of Fund†	3.49	-1.11
† Inception dates: Class A: 12/7/93; Class C: 2/3/06

Total Annual
Operating Expenses[2]	Class A	Class C

Expense Ratio	0.97%	1.72%

Distribution Rates/Yields	Class A	Class C

Distribution Rate[3]	4.74%	4.01%
Taxable-Equivalent Distribution Rate[3,4]	7.75	6.56
SEC 30-day Yield[5]	4.33	3.79
Taxable-Equivalent SEC 30-day Yield[4,5]	7.08	6.20

Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Ten Years	4.60	4.00

Lipper Averages[7] (Average Annual Total Returns)
Lipper Ohio Municipal Debt Funds Classification
Six Months		2.30%
One Year		-1.27
Five Years		2.26
Ten Years		3.52

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/09. Includes interest expense of 0.20% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.85% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Ohio Municipal Debt Funds Classification contained 41, 40, 34 and 29 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Ohio Municipals Fund as of March 31, 2009

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is AA.

AAA	40.2%	BBB	3.3%
AA	34.4%	B	0.8%
A	15.4%	Not Rated	5.9%

Fund Statistics2

• Number of Issues:	112
• Average Maturity:	21.4 years
• Average Effective Maturity:	18.4 years
• Average Call Protection:	10.7 years
• Average Dollar Price:	$94.95
• TOB Leverage[3] :	5.3%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Rhode Island Municipals Fund as of March 31, 2009

PERFORMANCE INFORMATION

Portfolio Manager: Robert B. MacIntosh, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETRIX	EVRIX	ERICX
Average Annual Total Returns (at net asset value)
Six Months	-1.82%	-2.12%	-2.12%
One Year	-7.01	-7.72	-7.71
Five Years	0.26	-0.48	N.A.
Ten Years	2.78	2.03	N.A.
Life of Fund†	3.41	3.05	-2.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-6.50%	-6.91%	-3.07%
One Year	-11.42	-12.15	-8.59
Five Years	-0.71	-0.81	N.A.
Ten Years	2.28	2.03	N.A.
Life of Fund†	3.08	3.05	-2.91
† Inception dates: Class A: 12/7/93; Class B: 6/11/93; Class C: 3/20/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.96%	1.71%	1.71%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.98%	4.23%	4.22%
Taxable-Equivalent Distribution Rate[3,4]	8.50	7.22	7.21
SEC 30-day Yield[5]	4.47	3.94	3.95
Taxable-Equivalent SEC 30-day Yield[4,5]	7.63	6.73	6.75

Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Ten Years	4.60	4.00

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		2.08%
One Year		-1.36
Five Years		1.76
Ten Years		3.15

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/09. Includes interest expense of 0.17% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.44% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 151, 151, 133 and 114 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Rhode Island Municipals Fund as of March 31, 2009

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is AA-.

AAA	25.5%	BBB	10.1%
AA	34.9%	Not Rated	4.0%
A	25.5%

Fund Statistics2

• Number of Issues:	60
• Average Maturity:	19.6 years
• Average Effective Maturity:	17.9 years
• Average Call Protection:	6.9 years
• Average Dollar Price:	$92.63
• TOB Leverage[3] :	3.0%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance West Virginia Municipals Fund as of March 31, 2009

PERFORMANCE INFORMATION

Portfolio Manager: Adam A. Weigold, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETWVX	EVWVX	ECWVX
Average Annual Total Returns (at net asset value)
Six Months	-3.26%	-3.55%	-3.42%
One Year	-8.74	-9.35	-9.23
Five Years	-0.76	-1.45	N.A.
Ten Years	2.15	1.40	N.A.
Life of Fund†	3.15	2.69	-10.80

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-7.86%	-8.27%	-4.37%
One Year	-13.04	-13.71	-10.10
Five Years	-1.72	-1.78	N.A.
Ten Years	1.65	1.40	N.A.
Life of Fund†	2.82	2.69	-10.80
† Inception dates: Class A: 12/13/93; Class B: 6/11/93; Class C: 12/4/07

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.93%	1.68%	1.69%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	5.01%	4.24%	4.24%
Taxable-Equivalent Distribution Rate[3,4]	8.24	6.98	6.98
SEC 30-day Yield[5]	4.71	4.20	4.18
Taxable-Equivalent SEC 30-day Yield[4,5]	7.75	6.91	6.88

Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Ten Years	4.60	4.00

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		2.08%
One Year		-1.36
Five Years		1.76
Ten Years		3.15

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 2/1/09. Includes interest expense of 0.14% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.23% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 151, 151, 133 and 114 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance West Virginia Municipals Fund as of March 31, 2009

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by spe- cial purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 3/31/09, is as follows, and the average rating is AA-.

AAA	28.9%	BBB	12.0%
AA	28.1%	Not Rated	0.7%
A	30.3%

Fund Statistics2

• Number of Issues:	49
• Average Maturity:	21.1 years
• Average Effective Maturity:	20.5 years
• Average Call Protection:	8.7 years
• Average Dollar Price:	$82.72
• TOB Leverage[3] :	1.4%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 – March 31, 2009).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance California Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$967.90	$5.84
Class B	$1,000.00	$964.10	$9.50
Class C	$1,000.00	$964.10	$9.55
Class I	$1,000.00	$970.30	$4.62

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$5.99
Class B	$1,000.00	$1,015.30	$9.75
Class C	$1,000.00	$1,015.20	$9.80
Class I	$1,000.00	$1,020.20	$4.73

*

Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class A shares, 1.94% for Class B shares, 1.95% for Class C shares and 0.94% for Class I shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Municipals Funds as o f M ar c h  31, 2009

FUND EXPENSES CONT’D

Eaton Vance Massachusetts Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$966.50	$5.69
Class B	$1,000.00	$963.90	$9.35
Class C	$1,000.00	$963.90	$9.35
Class I	$1,000.00	$967.50	$4.71

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.84
Class B	$1,000.00	$1,015.40	$9.60
Class C	$1,000.00	$1,015.40	$9.60
Class I	$1,000.00	$1,020.10	$4.83

*

Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares and 0.96% for Class I shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Mississippi Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$979.60	$5.13
Class B	$1,000.00	$975.60	$8.77
Class C	$1,000.00	$975.60	$8.77

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.24
Class B	$1,000.00	$1,016.10	$8.95
Class C	$1,000.00	$1,016.10	$8.95

*

Expenses are equal to the Fund’s annualized expense ratio of 1.04% for Class A shares, 1.78% for Class B shares and 1.78% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Municipals Funds as o f M ar c h  31, 2009

FUND EXPENSES CONT’D

Eaton Vance New York Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$947.50	$5.63
Class B	$1,000.00	$942.60	$9.25
Class C	$1,000.00	$943.70	$9.26
Class I	$1,000.00	$947.30	$4.85

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.84
Class B	$1,000.00	$1,015.40	$9.60
Class C	$1,000.00	$1,015.40	$9.60
Class I	$1,000.00	$1,019.90	$5.04

*

Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Ohio Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,010.50	$4.76
Class C	$1,000.00	$1,005.30	$8.55

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$4.78
Class C	$1,000.00	$1,016.40	$8.60

*

Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Class A shares and 1.71% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FUND EXPENSES CONT’D

Eaton Vance Rhode Island Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$981.80	$4.55
Class B	$1,000.00	$978.80	$8.24
Class C	$1,000.00	$978.80	$8.24

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.63
Class B	$1,000.00	$1,016.60	$8.40
Class C	$1,000.00	$1,016.60	$8.40

*

Expenses are equal to the Fund’s annualized expense ratio of 0.92% for Class A shares, 1.67% for Class B shares and 1.67% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance West Virginia Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$967.40	$4.37
Class B	$1,000.00	$964.50	$8.03
Class C	$1,000.00	$965.80	$8.09

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.48
Class B	$1,000.00	$1,016.80	$8.25
Class C	$1,000.00	$1,016.70	$8.30

*

Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Class A shares, 1.64% for Class B shares and 1.65% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance California Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax - Exempt Inve stm ents — 108. 8%

Principal Amount
(000’s omitted)	Security	Value

Education — 4.4%
$3,500	California Educational Facilities Authority,
	(Lutheran University), 5.00%, 10/1/29	$2,673,720
2,500	California Educational Facilities Authority,
	(Santa Clara University), 5.25%, 9/1/26	2,566,125
4,000	California Educational Facilities Authority,
	(Stanford University), 5.25%, 12/1/32(1)	4,068,480
		$9,308,325

Electric Utilities — 2.0%
$2,725	Chula Vista, (San Diego Gas), (AMT),
	5.00%, 12/1/27	$2,339,113
1,815	Los Angeles Department of Water and Power,
	5.25%, 7/1/38	1,812,150
		$4,151,263

Escrowed / Prerefunded — 9.2%
$1,000	Sacramento County, Single Family, (GNMA), (AMT),
	Escrowed to Maturity, 8.25%, 1/1/21	$1,388,140
11,285	Sacramento County, Single Family, (GNMA), (AMT),
	Escrowed to Maturity, 8.50%, 11/1/16(2)	15,531,094
5,765	San Joaquin Hills Transportation Corridor Agency, Toll
	Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	2,647,634
		$19,566,868

General Obligations — 7.6%
$1,000	California, 6.00%, 4/1/38(3)	$1,000,740
2,400	California, (AMT), 5.05%, 12/1/36	1,909,224
3,895	Los Angeles Unified School District, 5.00%, 1/1/34	3,678,243
9,990	San Francisco Bay Area Rapid Transit District,
	(Election of 2004), 4.75%, 8/1/37(4)	9,497,194
		$16,085,401

Hospital — 17.6%
$1,000	California Health Facilities Financing Authority,
	(Catholic Healthcare West), 5.25%, 7/1/23	$944,750
5,600	California Health Facilities Financing Authority,
	(Cedars-Sinai Medical Center), 5.00%, 11/15/34	4,639,824
4,000	California Health Facilities Financing Authority,
	(Marshall Medical Center), 5.00%, 11/1/33	3,293,640
5,910	California Health Facilities Financing Authority, (Sutter
	Health), 5.25%, 11/15/46(4)	5,191,994
10	California Health Facilities Financing Authority, (Sutter
	Health), 5.25%, 11/15/46	8,784

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$2,250	California Infrastructure and Economic Development
	Bank, (Kaiser Hospital), 5.50%, 8/1/31	$2,023,155
6,500	California Statewide Communities Development
	Authority, (Huntington Memorial Hospital),
	5.00%, 7/1/35	5,220,410
2,500	California Statewide Communities Development
	Authority, (John Muir Health), 5.00%, 8/15/34	2,073,025
2,500	California Statewide Communities Development
	Authority, (John Muir Health), 5.00%, 8/15/36	2,060,150
1,850	California Statewide Communities Development
	Authority, (Kaiser Permanente), 5.50%, 11/1/32	1,661,022
1,500	California Statewide Communities Development
	Authority, (Sonoma County Indian Health),
	6.40%, 9/1/29	1,257,060
2,700	San Benito Health Care District, 5.40%, 10/1/20	2,035,638
1,000	Torrance Hospital, (Torrance Memorial Medical
	Center), 5.50%, 6/1/31	902,820
1,650	Turlock, (Emanuel Medical Center, Inc.),
	5.375%, 10/15/34	1,033,461
1,250	Washington Health Care Facilities Authority,
	(Providence Health Care), 5.25%, 7/1/29	1,069,663
5,000	Washington Township Health Care District,
	5.00%, 7/1/37	3,878,650
		$37,294,046

Housing — 1.6%
$3,000	California Housing Finance Agency, (AMT),
	4.75%, 8/1/42	$2,083,920
1,361	Commerce, (Hermitage III Senior Apartments),
	6.50%, 12/1/29	1,051,989
412	Commerce, (Hermitage III Senior Apartments),
	6.85%, 12/1/29	316,358
		$3,452,267

Industrial Development Revenue — 1.9%
$2,750	California Pollution Control Financing Authority,
	(Browning Ferris Industries), (AMT),
	5.80%, 12/1/16	$2,525,105
1,700	California Pollution Control Financing Authority, (Solid
	Waste Disposal), (AMT), 5.40%, 4/1/25	1,429,836
		$3,954,941

Insured-Electric Utilities — 6.3%
$5,000	California Pollution Control Financing Authority,
	(Pacific Gas and Electric), (NPFG), (AMT),
	5.35%, 12/1/16	$4,850,200
5,000	Northern California Power Agency, (Hydroelectric),
	(NPFG), 5.125%, 7/1/23	5,049,350

See	notes	to	financ ial	statements
22

Eaton Vance California Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$2,000	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	$1,645,780
2,250	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	1,839,645
		$13,384,975

Insured-Escrowed / Prerefunded — 6.8%
$2,500	California Infrastructure and Economic Development,
	(Bay Area Toll Bridges), (AMBAC), Prerefunded to
	1/1/28, 5.00%, 7/1/33	$2,766,200
5,000	California Infrastructure and Economic Development,
	(Bay Area Toll Bridges), (FGIC), Prerefunded to
	1/1/28, 5.00%, 7/1/29(5)	5,532,400
15,000	Foothill/Eastern Corridor Agency, Toll Road Bonds,
	(FSA), (RADIAN), Escrowed to Maturity,
	0.00%, 1/1/28	6,107,550
		$14,406,150

Insured-General Obligations — 5.3%
$2,000	Allan Hancock, (Joint Community College), (FSA),
	4.375%, 8/1/31	$1,684,620
2,500	California, (AGC), 4.50%, 8/1/30	2,165,250
6,500	Los Angeles Unified School District, (Election of
	2005), (FSA), 4.75%, 7/1/32(4)	5,911,815
2,285	Merced Unified School District, (FGIC), (NPFG),
	0.00%, 8/1/19	1,354,114
		$11,115,799

Insured-Hospital — 3.4%
$2,550	California Statewide Communities Development
Authority, (Children’s Hospital Los Angeles), (NPFG),
	5.25%, 8/15/29	$2,252,899
4,920	California Statewide Communities Development
	Authority, (Sutter Health), (FSA),
	5.75%, 8/15/27(4)	4,992,521
		$7,245,420

Insured-Lease Revenue / Certificates of
Participation — 4.8%
$11,280	Anaheim Public Financing Authority, (Public
	Improvements), (FSA), 0.00%, 9/1/30	$2,896,366
5,000	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 9/1/17	3,611,400
5,370	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 3/1/18	3,730,968
		$10,238,734

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 2.0%
$2,745	Golden State Tobacco Securitization Corp., (AGC),
	5.00%, 6/1/45	$2,402,891
2,000	Golden State Tobacco Securitization Corp., (AGC),
	(FGIC), 5.00%, 6/1/38	1,768,380
		$4,171,271

Insured-Special Tax Revenue — 3.7%
$2,565	Ceres Redevelopment Agency, (Ceres Redevelopment
	Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$1,714,113
2,740	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 5.50%, 7/1/27	2,396,349
4,540	San Francisco Bay Area Rapid Transportation District,
	Sales Tax Revenue, (FSA), 4.25%, 7/1/36	3,627,006
		$7,737,468

Insured-Transportation — 1.2%
$9,420	Alameda Corridor Transportation Authority, (NPFG),
	0.00%, 10/1/33	$1,994,497
1,800	San Joaquin Hills Transportation Corridor Agency, Toll
	Road Bonds, (NPFG), 0.00%, 1/15/24	584,676
		$2,579,173

Insured-Water and Sewer — 8.6%
$8,000	Clovis Public Financing Authority, Wastewater
	Revenue, (AMBAC), 4.50%, 8/1/38	$6,252,080
5,125	Los Angeles Department of Water and Power, (FSA),
	4.75%, 7/1/36	4,710,234
1,680	Los Angeles Department of Water and Power,
	(NPFG), 3.00%, 7/1/30	1,131,513
6,000	San Diego County Water Authority, (FGIC),
	5.681%, 4/22/09	6,017,520
		$18,111,347

Lease Revenue / Certificates of Participation — 8.7%
$5,115	Los Angeles County, (Disney Parking),
	0.00%, 3/1/16	$3,707,352
1,925	Los Angeles County, (Disney Parking),
	0.00%, 3/1/17	1,303,283
3,100	Los Angeles County, (Disney Parking),
	0.00%, 3/1/20	1,677,534
5,630	Pasadena Parking Facility, 6.25%, 1/1/18	6,488,800
5,000	Sacramento City Financing Authority,
	5.40%, 11/1/20	5,281,300
		$18,458,269

See	notes	to	financ ial	statements
23

Eaton Vance California Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 1.3%
$615	California Infrastructure and Economic Development
	Bank, (Performing Arts Center of Los Angeles),
	5.00%, 12/1/32	$569,164
920	California Infrastructure and Economic Development
	Bank, (Performing Arts Center of Los Angeles),
	5.00%, 12/1/37	835,516
2,410	Golden State Tobacco Securitization Corp.,
	5.75%, 6/1/47	1,353,215
		$2,757,895

Senior Living / Life Care — 0.4%
$250	California Statewide Communities Development
	Authority, (Senior Living — Presbyterian Homes),
	4.75%, 11/15/26	$173,453
1,000	California Statewide Communities Development
	Authority, (Senior Living — Presbyterian Homes),
	4.875%, 11/15/36	620,930
		$794,383

Special Tax Revenue — 8.5%
$2,500	Bonita Canyon Public Financing Authority,
	5.375%, 9/1/28	$1,816,575
415	Brentwood Infrastructure Financing Authority,
	5.00%, 9/2/26	291,915
665	Brentwood Infrastructure Financing Authority,
	5.00%, 9/2/34	421,470
1,810	Corona Public Financing Authority, 5.80%, 9/1/20	1,577,234
985	Fairfield Improvement Bond Act of 1915, (North
	Cordelia District), 7.375%, 9/2/18	997,431
1,750	Lincoln Public Financing Authority, Improvement Bond
	Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	1,495,235
1,430	Moreno Valley Unified School District,
	5.95%, 9/1/34	1,056,670
6,405	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	5,260,234
1,400	Santa Margarita Water District, 6.20%, 9/1/20	1,332,352
1,000	Santaluz Community Facilities District No. 2,
	6.20%, 9/1/30	812,060
350	Temecula Unified School District, 5.00%, 9/1/27	244,097
535	Temecula Unified School District, 5.00%, 9/1/37	333,985
1,000	Torrance Redevelopment Agency, 5.625%, 9/1/28	746,400
1,000	Tustin Community Facilities District, 6.00%, 9/1/37	797,760
900	Whittier Public Financing Authority, (Greenleaf Avenue
	Redevelopment), 5.50%, 11/1/23	726,543
		$17,909,961

Principal Amount
(000’s omitted)	Security	Value
Transportation — 1.2%
$2,750	Los Angeles Department of Airports, (Los Angeles
	International Airport), (AMT), 5.375%, 5/15/30(5)	$2,457,895
		$2,457,895

Water and Sewer — 2.3%
$3,160	California Department of Water Resources,
	5.00%, 12/1/29	$3,185,470
1,740	Metropolitan Water District of Southern California,
	(Waterworks Revenue Authorization),
	4.75%, 7/1/36(4)	1,643,421
		$4,828,891

Total Tax-Exempt Investments — 108.8%
(identified cost $245,435,256)		$230,010,742

Other Assets, Less Liabilities — (8.8)%		$(18,635,221)

Net Assets — 100.0%		$211,375,521

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
NPFG - National Public Finance Guaranty Corp.
RADIAN - Radian Group, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 38.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.7% to 13.0% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.
(3)	When-issued security.
(4)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).
(5)	Security (or a portion thereof) has been pledged as collateral for open swap contracts or inverse floating-rate security transactions.

See	notes	to	financ ial	statements
24

Eaton Vance Massachusetts Municipals Fund as of Marc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax - Exempt Inve stm ents — 112. 0%

Principal Amount
(000’s omitted)	Security	Value

Education — 26.6%
$15,000	Massachusetts Development Finance Agency,
	(Boston College), 5.00%, 7/1/42(1)	$14,254,350
4,500	Massachusetts Development Finance Agency,
	(Boston University), 5.45%, 5/15/59	4,161,600
3,930	Massachusetts Development Finance Agency,
	(Boston University), 6.00%, 5/15/59	3,970,518
5,075	Massachusetts Development Finance Agency,
	(Dexter School), 5.00%, 5/1/37	4,477,064
1,000	Massachusetts Development Finance Agency,
	(Middlesex School), 5.00%, 9/1/33	916,900
3,500	Massachusetts Development Finance Agency,
	(New England Conservatory of Music),
	5.25%, 7/1/38	2,609,040
1,000	Massachusetts Development Finance Agency,
	(Wheeler School), 6.50%, 12/1/29	891,810
8,260	Massachusetts Health and Educational Facilities
	Authority, (Berklee College), 5.00%, 10/1/37	7,019,596
6,000	Massachusetts Health and Educational Facilities
	Authority, (Harvard University), 5.00%, 10/1/38(1)	6,095,560
8,000	Massachusetts Health and Educational Facilities
	Authority, (Massachusetts Institute of Technology),
	5.50%, 7/1/32(2)	8,886,560
5,000	Massachusetts Health and Educational Facilities
	Authority, (Tufts University), 5.375%, 8/15/38(3)	5,119,850
1,450	Massachusetts Industrial Finance Agency,
	(St. John’s High School, Inc.), 5.35%, 6/1/28	1,234,066
		$59,636,914

Electric Utilities — 2.9%
$8,715	Massachusetts Development Finance Agency,
	(Dominion Energy Brayton Point), (AMT),
	5.00%, 2/1/36	$6,429,927
		$6,429,927

Escrowed / Prerefunded — 3.8%
$5,000	Massachusetts Turnpike Authority, Escrowed to
	Maturity, 5.00%, 1/1/20	$5,736,450
2,540	Massachusetts Water Resources Authority, Escrowed
	to Maturity, 5.25%, 12/1/15	2,892,273
		$8,628,723

General Obligations — 2.0%
$4,500	Newton, 5.00%, 4/1/36(4)	$4,563,360
		$4,563,360

Principal Amount
(000’s omitted)	Security	Value

Hospital — 10.5%

$1,000	Massachusetts Health and Educational Facilities
	Authority, (Berkshire Health System),
	6.25%, 10/1/31	$822,720
2,425	Massachusetts Health and Educational Facilities
	Authority, (Beth Israel Deaconess Medical
	Center, Inc.), 5.125%, 7/1/38	1,787,492
1,135	Massachusetts Health and Educational Facilities
	Authority, (Central New England Health Systems),
	6.125%, 8/1/13	1,134,954
7,170	Massachusetts Health and Educational Facilities
	Authority, (Dana-Farber Cancer Institute),
	5.00%, 12/1/37	6,418,369
2,055	Massachusetts Health and Educational Facilities
	Authority, (Healthcare System-Covenant Health),
	6.00%, 7/1/22	2,095,093
11,820	Massachusetts Health and Educational Facilities
	Authority, (Partners Healthcare System),
	5.00%, 7/1/32(1)	11,242,416
35	Massachusetts Health and Educational Facilities
	Authority, (Partners Healthcare System),
	5.75%, 7/1/32	35,001

		$23,536,045

Housing — 6.8%

$2,000	Massachusetts Housing Finance Agency, (AMT),
	4.65%, 12/1/36	$1,639,840
5,000	Massachusetts Housing Finance Agency, (AMT),
	4.85%, 6/1/40	4,169,900
3,960	Massachusetts Housing Finance Agency, (AMT),
	5.10%, 12/1/37	3,514,183
3,875	Massachusetts Housing Finance Agency, (AMT),
	5.20%, 12/1/37	3,491,879
2,750	Massachusetts Housing Finance Agency, (AMT),
	5.30%, 12/1/37	2,446,730

		$15,262,532

Industrial Development Revenue — 2.3%

$2,155	Massachusetts Industrial Finance Agency, (American
	Hingham Water Co.), (AMT), 6.60%, 12/1/15	$2,155,022
5,170	Virgin Islands Public Financing Authority,
	(HOVENSA LLC), (AMT), 4.70%, 7/1/22	3,136,897

		$5,291,919

Insured-Education — 7.1%

$2,500	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/28	$2,585,050
5,000	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/33	5,045,800

See	notes	to	financ ial	statements
25

Eaton Vance Massachusetts Municipals Fund as of M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)
$5,460	Massachusetts Development Finance Agency,
	(College of the Holy Cross), (AMBAC),
	5.25%, 9/1/32(1)	$5,662,293
2,800	Massachusetts Development Finance Agency,
	(Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	2,659,916
		$15,953,059

Insured-Escrowed / Prerefunded — 0.1%
$200	Massachusetts Turnpike Authority, (NPFG), Escrowed
	to Maturity, 5.00%, 1/1/20	$227,790
		$227,790

Insured-Hospital — 0.9%
$1,950	Massachusetts Health and Educational Facilities
	Authority, (The Medical Center of Central
	Massachusetts), (AMBAC), Variable Rate,
	11.35%, 6/23/22(5)	$1,956,923
		$1,956,923

Insured-Lease Revenue / Certificates of
Participation — 2.9%
$7,500	Massachusetts Development Finance Agency, (NPFG),
	5.125%, 2/1/34	$6,450,600
		$6,450,600

Insured-Other Revenue — 5.9%
$13,530	Massachusetts Development Finance Agency, (WGBH
	Educational Foundation), (AMBAC), 5.75%, 1/1/42	$13,332,327
25	Massachusetts Health and Educational Facilities
	Authority, (Capital Assets), (NPFG), 7.20%, 7/1/09	25,104
		$13,357,431

Insured-Special Tax Revenue — 7.5%
$3,390	Martha’s Vineyard Land Bank, (AMBAC),
	5.00%, 5/1/32	$3,326,132
1,000	Martha’s Vineyard Land Bank, (AMBAC),
	5.00%, 5/1/34	976,210
7,500	Massachusetts, Special Obligation, Dedicated Tax
	Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	7,592,250
5,000	Massachusetts School Building Authority, Dedicated
	Sales Tax Revenue, (AMBAC), 5.00%, 8/15/37	4,925,150
		$16,819,742

Principal Amount
(000’s omitted)	Security	Value

Insured-Student Loan — 4.4%
$3,000	Massachusetts Educational Financing Authority, (AGC),
	(AMT), 6.35%, 1/1/30	$2,955,450
9,330	Massachusetts Educational Financing Authority,
	(AMBAC), (AMT), 4.70%, 1/1/33(6)	6,844,581
		$9,800,031

Insured-Transportation — 12.5%
$4,810	Massachusetts Port Authority, (Bosfuel Project),
	(FGIC), (NPFG), (AMT), 5.00%, 7/1/32	$3,920,727
10,000	Massachusetts Port Authority, (Bosfuel Project),
	(FGIC), (NPFG), (AMT), 5.00%, 7/1/38	7,905,300
19,000	Massachusetts Turnpike Authority, (NPFG),
	0.00%, 1/1/28	6,421,620
10,750	Massachusetts Turnpike Authority, Metropolitan
	Highway System, (NPFG), 0.00%, 1/1/22	5,593,548
4,320	Puerto Rico Highway and Transportation Authority,
	(AGC), (CIFG), 5.25%, 7/1/41(1)	4,170,074
		$28,011,269

Nursing Home — 2.0%
$2,265	Massachusetts Health and Educational Facilities
	Authority, (Christopher House), 6.875%, 1/1/29	$1,776,258
3,000	Massachusetts Industrial Finance Agency,
	(Age Institute of Massachusetts), 8.05%, 11/1/25	2,700,810
		$4,477,068

Senior Living / Life Care — 2.3%
$1,250	Massachusetts Development Finance Agency,
(Berkshire Retirement Community, Inc./Edgecombe),
	5.10%, 7/1/29	$848,363
615	Massachusetts Development Finance Agency, (First
	Mortgage VOA Concord), 5.125%, 11/1/27	390,427
2,465	Massachusetts Development Finance Agency, (First
	Mortgage VOA Concord), 5.20%, 11/1/41	1,335,931
4,650	Massachusetts Development Finance Agency, (Linden
	Ponds, Inc.), 5.75%, 11/15/42	2,556,663
		$5,131,384

Solid Waste — 1.1%
$3,250	Massachusetts Industrial Finance Agency, Resource
	Recovery, (Ogden Haverhill), (AMT),
	5.60%, 12/1/19	$2,570,880
		$2,570,880

See	notes	to	financ ial	statements
26

Eaton Vance Massachusetts Municipals Fund as of M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 2.9%
$6,450	Massachusetts Bay Transportation Authority, Sales Tax
	Revenue, 0.00%, 7/1/23	$3,150,889
3,335	Massachusetts Bay Transportation Authority, Sales Tax
	Revenue, 0.00%, 7/1/31	922,528
10,395	Massachusetts Bay Transportation Authority, Sales Tax
	Revenue, 0.00%, 7/1/34	2,355,923
		$6,429,340

Water and Sewer — 7.5%
$7,260	Boston Industrial Development Authority, (Harbor
	Electric Energy Co.), (AMT), 7.375%, 5/15/15	$7,277,859
10,000	Massachusetts Water Resources Authority,
	4.00%, 8/1/46(3)	7,634,400
1,625	Massachusetts Water Resources Authority,
	5.25%, 12/1/15	1,830,774
		$16,743,033

Total Tax-Exempt Investments — 112.0%
(identified cost $275,152,734)		$251,277,970

Other Assets, Less Liabilities — (12.0)%		$(26,972,315)

Net Assets — 100.0%		$224,305,655

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
NPFG - National Public Finance Guaranty Corp.
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 36.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.7% to 15.2% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).
(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts or inverse floating-rate security transactions.
(4)	When-issued security.
(5)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2009.
(6)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See	notes	to	financ ial	statements
27

Eaton Vance Mississippi Municipals Fund as of M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax - Exempt Inve stm ents — 100. 9%
Principal Amount
(000’s omitted)	Security	Value
Education — 3.3%
$500	University Educational Building Corp.,
	(Residential College), 5.00%, 10/1/33	$493,050
		$493,050

Escrowed / Prerefunded — 8.4%
$1,500	Mississippi Housing Finance Corp., Single Family,
	Escrowed to Maturity, 0.00%, 6/1/15(1)	$1,249,125
		$1,249,125

General Obligations — 3.9%
$285	Mississippi, 4.75%, 1/1/27	$285,755
300	Mississippi, 4.75%, 1/1/28	298,872
		$584,627

Hospital — 5.6%
$500	Mississippi Hospital Equipment and Facilities Authority,
	(Baptist Health System), 5.00%, 8/15/29	$408,865
600	Mississippi Hospital Equipment and Facilities Authority,
	(South Central Regional Medical Center),
	5.25%, 12/1/31	419,232
		$828,097

Industrial Development Revenue — 6.3%
$200	Lowndes County, (Weyerhaeuser), 6.80%, 4/1/22	$158,718
175	Mississippi Business Finance Corp., (Air Cargo),
	(AMT), 7.25%, 7/1/34	131,057
500	Mississippi Business Finance Corp.,
	(Northrop Grumman Ship System), 4.55%, 12/1/28	394,420
300	Warren County, (International Paper), (AMT),
	6.70%, 8/1/18	245,733
		$929,928

Insured-Bond Bank — 2.4%
$435	Mississippi Development Bank, (Capital Projects),
	(AMBAC), 5.00%, 7/1/24	$353,490
		$353,490

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 5.8%
$750	Mississippi Development Bank, (Municipal Energy),
	(XLCA), 5.00%, 3/1/41	$562,613
300	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	297,852
		$860,465

Insured-Escrowed / Prerefunded — 12.4%
$750	Jackson State University Educational Building Corp.,
	(FGIC), Prerefunded to 3/1/14, 5.00%, 3/1/29	$853,792
150	Puerto Rico, (FSA), Prerefunded to 7/1/11,
	5.125%, 7/1/30	164,066
250	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	267,524
500	Southern Mississippi University Educational Building
	Corp., (AMBAC), Prerefunded to 3/1/11,
	5.00%, 3/1/21	543,195
		$1,828,577

Insured-General Obligations — 14.2%
$500	Hinds County, (NPFG), 6.25%, 3/1/11	$547,135
400	Mississippi Development Bank, (FSA),
	4.50%, 10/1/36	354,108
200	Mississippi Development Bank, (Gulf Coast College
	District), (XLCA), 4.25%, 1/1/24	182,512
500	Mississippi Development Bank, (Hinds Community
	College District), (AGC), 5.375%, 10/1/33	505,800
500	Mississippi Development Bank, (Jackson Public School
	District), (FSA), 5.375%, 4/1/28	512,000
		$2,101,555

Insured-Hospital — 10.3%
$750	Gulfport, (Gulfport Memorial Hospital), (NPFG),
	6.20%, 7/1/18	$750,045
285	Hinds County, (Mississippi Methodist Hospital),
	(AMBAC), 5.60%, 5/1/12	299,452
610	Mississippi Development Bank, (Covington County
	Hospital), (AMBAC), 5.00%, 7/1/31	475,068
		$1,524,565

Insured-Lease Revenue / Certificates of
Participation — 7.0%
$250	Mississippi Development Bank, (Capital Projects &
	Equipment), (FSA), 5.00%, 7/1/28	$248,758
250	Mississippi Development Bank, (Capital Projects &
	Equipment), (FSA), 5.25%, 7/1/26	256,030

See	notes	to	financ ial	statements
28

Eaton Vance Mississippi Municipals Fund as of M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation (continued)
$250	Mississippi Development Bank, Special Obligation
	Bond, (Harrison County Project), (AGC),
	4.75%, 10/1/28	$251,852
250	Puerto Rico Public Finance Corp., (AMBAC), Escrowed
	to Maturity, 5.50%, 8/1/27	274,217
		$1,030,857

Insured-Special Tax Revenue — 0.5%
$735	Puerto Rico Sales Tax Financing, (AMBAC),
	0.00%, 8/1/54	$26,680
135	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/44	11,821
270	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/45	21,951
215	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/46	16,149
		$76,601

Insured-Transportation — 6.0%
$500	Jackson Municipal Airport Authority, (AMBAC),
	5.00%, 10/1/31	$477,260
500	Puerto Rico Highway and Transportation Authority,
	(NPFG), 5.25%, 7/1/32	405,075
		$882,335

Insured-Water and Sewer — 7.0%
$300	Gautier Utility District, (FGIC), (NPFG),
	5.125%, 3/1/19	$303,507
250	Jackson Water and Sewer System, (FSA),
	4.75%, 9/1/24	249,637
250	Mississippi Development Bank, (Combined Water &
	Sewer System), (FSA), 5.00%, 9/1/29	247,465
250	Mississippi Development Bank, (Desoto County
	Regional Utility Authority), (AMBAC), 5.00%, 7/1/32	238,098
		$1,038,707

Nursing Home — 1.4%
$280	Mississippi Business Finance Corp.,
	(Magnolia Healthcare), 7.99%, 7/1/25	$204,028
		$204,028

Principal Amount
(000’s omitted)	Security	Value
Other Revenue — 0.5%
$3,110	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$51,813
2,195	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	17,472
		$69,285

Special Tax Revenue — 2.7%
$485	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$398,316
		$398,316

Water and Sewer — 3.2%
$250	Mississippi Development Bank, (Desoto County
	Regional Utility Authority), 5.25%, 7/1/28	$240,317
250	Mississippi Development Bank, (Desoto County
	Regional Utility Authority), 5.25%, 7/1/31	234,098
		$474,415

Total Tax-Exempt Investments — 100.9%
(identified cost $16,083,781)		$14,928,023

Other Assets, Less Liabilities — (0.9)%		$(137,268)

Net Assets — 100.0%		$14,790,755

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Mississippi municipalities. In addition, 13.2% of the Fund’s net assets at March 31, 2009 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 65.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.0% to 18.0% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

See	notes	to	financ ial	statements
29

EatonVanceNewYorkMunicipalsFund as o f M arc h 3 1, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax - Exempt Inve stm ents — 111. 3%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.9%
$4,250	Suffolk County Industrial Development Agency,
(Nissequogue Cogeneration Partners Facility), (AMT),
	5.50%, 1/1/23	$2,989,025
		$2,989,025

Education — 18.1%
$1,810	Geneva Industrial Development Agency, (Hobart &
	William Smith Project), 5.375%, 2/1/33	$1,696,748
3,200	Hempstead Industrial Development Agency,
	(Adelphi University), 4.50%, 10/1/24	2,928,192
1,900	New York City Cultural Resource Trust,
	(The Juilliard School), 5.00%, 1/1/34(1)	1,897,169
2,110	New York City Industrial Development Agency,
	(St. Francis College), 5.00%, 10/1/34	1,777,021
8,500	New York Dormitory Authority, (City University),
	6.00%, 7/1/20	9,395,135
1,660	New York Dormitory Authority, (City University),
	7.50%, 7/1/10	1,716,988
5,000	New York Dormitory Authority, (Columbia University),
	5.00%, 7/1/38(2)	5,088,600
10,000	New York Dormitory Authority, (Columbia University),
	5.00%, 7/1/38(3)	10,177,200
8,500	New York Dormitory Authority, (Rochester Institute of
	Technology), 6.00%, 7/1/33	8,847,820
2,000	New York Dormitory Authority, (State University
	Educational Facilities), 5.50%, 5/15/19	2,265,420
2,650	New York Dormitory Authority, (Vassar College),
	4.25%, 7/1/39	2,180,367
10,000	New York Dormitory Authority, (Vassar College),
	5.00%, 7/1/46	9,421,200
		$57,391,860

Electric Utilities — 3.8%
$2,930	Long Island Power Authority, Electric System
	Revenue, 6.00%, 5/1/33	$3,037,473
5,000	New York State Energy Research and Development
	Authority, (Brooklyn Union Gas), 6.952%, 7/1/26	5,003,250
4,800	Suffolk County Industrial Development Agency,
	(Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	3,886,224
		$11,926,947

General Obligations — 3.5%
$4,000	New York City, 6.25%, 10/15/28	$4,331,360
650	Southampton, 3.50%, 12/15/20	654,258
1,000	Southampton, 3.75%, 12/15/21	1,015,230

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)
$1,000	Southampton, 4.00%, 12/15/22	$1,025,650
800	Southampton, 4.00%, 12/15/25	783,712
1,050	Southampton, 4.00%, 12/15/26	1,007,779
1,100	Southampton, 4.25%, 12/15/27	1,080,288
1,100	Southampton, 4.25%, 12/15/28	1,059,652
		$10,957,929

Health Care-Miscellaneous — 0.2%
$340	New York City Industrial Development Agency,
	(A Very Special Place, Inc.), 5.75%, 1/1/29	$237,174
110	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series A,
	7.50%, 9/1/15	107,218
55	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series C,
	7.50%, 9/1/15	53,609
165	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series F,
	7.50%, 9/1/15	160,827
145	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series J,
	7.50%, 9/1/15	141,333
		$700,161

Hospital — 12.3%
$925	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.35%, 11/15/17	$790,958
3,065	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.40%, 11/15/29	2,163,247
3,000	Fulton County Industrial Development Agency,
	(Nathan Littauer Hospital), 6.00%, 11/1/18	2,419,080
4,250	Monroe County Industrial Development Agency,
	(Highland Hospital), 5.00%, 8/1/22	3,550,025
430	Nassau County Industrial Development Agency,
	(North Shore Health System), 5.875%, 11/1/11	446,310
4,500	New York Dormitory Authority, (Lenox Hill Hospital),
	5.50%, 7/1/30	3,170,115
3,305	New York Dormitory Authority, (Memorial Sloan-
	Kettering Cancer Center), 4.75%, 7/1/28	3,195,439
6,750	New York Dormitory Authority, (Memorial Sloan-
	Kettering Cancer Center), 5.00%, 7/1/36(3)	6,459,311
2,000	New York Dormitory Authority, (Methodist Hospital),
	5.25%, 7/1/33	1,361,660
3,155	New York Dormitory Authority,
	(North Shore Hospital), 5.00%, 11/1/34	2,663,357
4,500	New York Dormitory Authority,
	(NYU Hospital Center), 5.625%, 7/1/37	2,979,945
1,420	New York Dormitory Authority,
	(Orange Regional Medical Center),
	6.125%, 12/1/29	1,059,334

See	notes	to	financ ial	statements
30

EatonVanceNewYorkMunicipalsFund as o f M arc h 3 1, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$2,830	New York Dormitory Authority,
	(Orange Regional Medical Center),
	6.25%, 12/1/37	$2,019,969
2,750	Oneida County Industrial Development Agency,
	(Elizabeth Medical Center), 5.875%, 12/1/29	1,859,880
1,000	Oneida County Industrial Development Agency,
	(Elizabeth Medical Center), 6.00%, 12/1/29	679,180
5,000	Suffolk County Industrial Development Agency,
	(Huntington Hospital), 5.875%, 11/1/32	4,176,700
		$38,994,510

Housing — 2.3%
$3,500	New York City Housing Development Corp., (Multi-
	Family Housing), (AMT), 4.70%, 11/1/40(4)	$2,835,630
2,000	New York City Housing Development Corp., (Multi-
	Family Housing), (AMT), 5.05%, 11/1/39	1,768,120
3,000	New York Mortgage Agency, (AMT),
	5.20%, 10/1/32(4)	2,759,820
		$7,363,570

Industrial Development Revenue — 8.1%
$3,405	Liberty Development Corp., (Goldman Sachs
	Group, Inc.), 5.25%, 10/1/35	$2,836,093
4,825	Liberty Development Corp., (Goldman Sachs
	Group, Inc.), 5.25%, 10/1/35(3)	4,019,128
4,600	Liberty Development Corp., (Goldman Sachs
	Group, Inc.), 5.50%, 10/1/37	3,924,720
3,500	New York Industrial Development Agency, (American
	Airlines, Inc. - JFK International Airport), (AMT),
	8.00%, 8/1/12	2,991,100
11,000	Onondaga County Industrial Development Agency,
	(Anheuser-Busch Cos., Inc.), 4.875%, 7/1/41	9,188,630
1,960	Onondaga County Industrial Development Agency,
	(Senior Air Cargo), (AMT), 6.125%, 1/1/32	1,383,544
1,440	Port Authority of New York and New Jersey,
	(Continental Airlines), (AMT), 9.125%, 12/1/15	1,441,109
		$25,784,324

Insured-Education — 2.3%
$6,705	New York Dormitory Authority, (City University),
	(AMBAC), 5.50%, 7/1/35(5)	$5,694,422
2,135	New York Dormitory Authority, (University of
	Rochester), (AMBAC), 4.25%, 7/1/39	1,694,016
		$7,388,438

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 6.0%
$4,250	Long Island Power Authority, (BHAC),
	6.00%, 5/1/33	$4,660,848
5,580	New York Power Authority, (NPFG),
	4.50%, 11/15/47	4,827,146
4,330	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	3,563,114
7,065	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	5,776,485
		$18,827,593

Insured-Escrowed / Prerefunded — 1.9%
$16,945	New York Dormitory Authority, (Memorial Sloan-
	Kettering Cancer Center), (NPFG), Escrowed to
	Maturity, 0.00%, 7/1/30	$6,107,825
		$6,107,825

Insured-General Obligations — 2.5%
$2,575	Brentwood Union Free School District, (AGC),
	4.75%, 11/15/21	$2,761,224
2,700	Brentwood Union Free School District, (AGC),
	4.75%, 11/15/22	2,851,227
675	Jamestown, (AMBAC), 7.10%, 3/15/12	779,288
675	Jamestown, (AMBAC), 7.10%, 3/15/13	795,062
515	Jamestown, (AMBAC), 7.10%, 3/15/14	616,980
		$7,803,781

Insured-Lease Revenue / Certificates of
Participation — 3.9%
$15,325	Hudson Infrastructure Corp., (NPFG),
	4.50%, 2/15/47	$11,371,916
1,085	Puerto Rico Public Buildings Authority, (CIFG),
	5.25%, 7/1/36	924,952
		$12,296,868

Insured-Other Revenue — 3.5%
$1,450	New York City Cultural Resource Trust,
	(American Museum of Natural History), (NPFG),
	5.00%, 7/1/44	$1,365,407
240	New York City Industrial Development Agency,
	(Queens Baseball Stadium), (AMBAC),
	5.00%, 1/1/31	198,612
4,225	New York City Industrial Development Agency,
	(Queens Baseball Stadium), (AMBAC),
	5.00%, 1/1/36	3,380,634
2,055	New York City Industrial Development Agency,
	(Queens Baseball Stadium), (AMBAC),
	5.00%, 1/1/39	1,624,354

See	notes	to	financ ial	statements
31

Eaton Vance NewYork Municipals Fund as o f M arc h 3 1, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Amount
(000’s omitted)	Security	Value

Insured-Other Revenue (continued)
$10,225	New York City Industrial Development Agency,
	(Yankee Stadium), (AGC), 0.00%, 3/1/30	$2,666,578
2,590	New York City Industrial Development Agency,
	(Yankee Stadium), (AGC), 0.00%, 3/1/31	629,396
5,000	New York City Industrial Development Agency,
	(Yankee Stadium), (AGC), 0.00%, 3/1/33	1,062,950
		$10,927,931

Insured-Special Tax Revenue — 4.0%
$3,750	New York Convention Center Development Corp.,
	Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$2,976,788
4,970	New York Convention Center Development Corp.,
	Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	4,142,793
1,000	New York Urban Development Corp., (FGIC),
	(NPFG), 5.25%, 3/15/34	1,005,600
6,750	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/28	1,608,525
16,200	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/34	2,316,600
4,140	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/37	473,450
		$12,523,756

Insured-Transportation — 2.2%
$3,500	Niagara Frontier Airport Authority, (Buffalo Niagara
	International Airport), (NPFG), (AMT),
	5.625%, 4/1/29	$3,040,240
5,080	Port Authority of New York and New Jersey, (AGC),
	(AMT), 4.50%, 9/1/35	3,986,428
		$7,026,668

Insured-Water and Sewer — 1.1%
$2,535	Nassau County Industrial Development Agency,
	(Water Services Corp.), (AMBAC), (AMT),
	5.00%, 12/1/35	$2,061,513
1,505	New York City Municipal Water Finance Authority,
	(Water and Sewer System), (FSA),
	4.50%, 6/15/39	1,318,786
		$3,380,299

Lease Revenue / Certificates of Participation — 6.2%
$9,045	New York City Transitional Finance Authority,
	(Building Aid), 4.50%, 1/15/38	$7,452,628
10,940	New York Urban Development Corp.,
	5.70%, 4/1/20	12,287,589
		$19,740,217

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 0.5%
$2,000	Albany Industrial Development Agency, Civic Facility,
	(Charitable Leadership), 5.75%, 7/1/26	$1,445,980
		$1,445,980

Senior Living / Life Care — 0.8%
$800	Mount Vernon Industrial Development Agency,
	(Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$588,176
2,900	Suffolk County Industrial Development Agency,
	(Jefferson’s Ferry Project), 5.00%, 11/1/28	2,054,128
		$2,642,304

Special Tax Revenue — 4.9%
$5,500	New York Dormitory Authority, Personal Income Tax
	Revenue, (University & College Improvements),
	5.25%, 3/15/38	$5,525,245
50,000	Puerto Rico Sales Tax Financing, 0.00%, 8/1/56	1,568,000
10,415	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	8,553,527
		$15,646,772

Transportation — 13.0%
$7,425	Metropolitan Transportation Authority,
	4.50%, 11/15/37	$6,129,041
6,500	Metropolitan Transportation Authority,
	4.50%, 11/15/38	5,342,155
12,000	Port Authority of New York and New Jersey,
	5.00%, 11/15/37(3)	11,837,640
2,500	Port Authority of New York and New Jersey,
	6.125%, 6/1/94	2,712,900
7,100	Port Authority of New York and New Jersey, (AMT),
	4.75%, 6/15/33	5,910,679
9,000	Triborough Bridge and Tunnel Authority,
	5.25%, 11/15/34	9,121,590
		$41,054,005

Water and Sewer — 9.3%
$6,000	New York Environmental Facilities Corp., Clean
	Water, 4.75%, 6/15/32	$5,622,720
12,420	New York Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance),
	4.50%, 6/15/36(3)	11,012,607
8,400	New York Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance),
	5.00%, 6/15/37(3)	8,374,128

See	notes	to	financ ial	statements
32

EatonVance New York Municipals Fund as o f M arc h 3 1, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer (continued)
$955	New York Municipal Water Finance Authority,
	4.50%, 6/15/32	$857,361
3,460	New York Municipal Water Finance Authority,
	5.75%, 6/15/40	3,650,611
		$29,517,427

Total Tax-Exempt Investments — 111.3%
(identified cost $391,349,423)		$352,438,190

Other Assets, Less Liabilities — (11.3)%		$(35,754,314)

Net Assets — 100.0%		$316,683,876

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
BHAC - Berkshire Hathaway Assurance Corp.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 24.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.3% to 10.5% of total investments.

(1)	When-issued security.
(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(3)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).
(4)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.
(5)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See	notes	to	financ ial	statements
33

Eaton Vance Ohio Municipals Fund as o f M a rc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax - Exempt Inve stm ents — 100. 1%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.5%
$1,805	Ohio Water Development Authority, Solid Waste
	Disposal, (Bay Shore Power), (AMT),
	5.875%, 9/1/20	$1,405,878
		$1,405,878

Education — 2.0%
$5,000	Ohio Higher Educational Facilities Authority, (Case
	Western Reserve University), 5.00%, 12/1/33	$4,781,250
550	Ohio Higher Educational Facilities Authority, (Case
	Western Reserve University), 6.50%, 10/1/20	645,860
		$5,427,110

Electric Utilities — 0.5%
$1,450	Clyde, Electric System Revenue, (AMT),
	6.00%, 11/15/14	$1,405,920
		$1,405,920

Escrowed / Prerefunded — 4.8%
$1,050	North Canton Health Care Facilities, (St. Luke
	Lutheran), (GNMA), Prerefunded to 3/20/11,
	6.10%, 9/20/16	$1,150,811
6,455	North Canton Health Care Facilities, (St. Luke
	Lutheran), (GNMA), Prerefunded to 3/20/11,
	9.55%, 3/20/32	7,707,270
2,000	Ohio Water Development Authority, (Fresh Water
	Improvement), Prerefunded to 6/1/14,
	5.00%, 12/1/28	2,289,580
1,670	Richland County Hospital Facilities, (Medcentral
	Health Systems), Prerefunded to 11/15/10,
	6.375%, 11/15/30	1,827,915
		$12,975,576

General Obligations — 0.9%
$1,000	Butler County, Special Tax Assessment,
	5.50%, 12/1/28	$1,061,510
1,000	Highland Local School District, School Facilities,
	Construction and Improvement, 5.50%, 12/1/36	1,034,780
370	Tuscarawas County, Public Library Improvement,
	6.90%, 12/1/11	370,451
		$2,466,741

Principal Amount
(000’s omitted)	Security	Value

Hospital — 7.0%

$500	Erie County Hospital Facilities, (Firelands Regional
	Medical Center), 5.00%, 8/15/36	$354,835
2,350	Erie County Hospital Facilities, (Firelands Regional
	Medical Center), 5.25%, 8/15/46	1,676,349
3,000	Erie County Hospital Facilities, (Firelands Regional
	Medical Center), 5.625%, 8/15/32	2,418,840
1,250	Miami County, (Upper Valley Medical Center),
	5.25%, 5/15/26	981,688
2,000	Ohio Higher Educational Facilities Authority,
	(University Hospital Health Systems, Inc.),
	4.75%, 1/15/36	1,379,720
2,500	Ohio Higher Educational Facilities Authority,
	(University Hospital Health Systems, Inc.),
	4.75%, 1/15/46	1,645,225
5,000	Ohio Higher Educational Facilities Authority,
	(University Hospital Health Systems, Inc.),
	5.25%, 1/15/46	3,703,150
3,380	Ohio Higher Educational Facility Commission,
	(Cleveland Clinic Health), 5.25%, 1/1/33	3,299,049
3,500	Richland County Hospital Facilities,
	(Medcentral Health Systems), 5.25%, 11/15/36	2,760,835
830	Richland County Hospital Facilities,
	(Medcentral Health Systems), 6.375%, 11/15/30	797,970

		$19,017,661

Housing — 0.6%

$2,000	Ohio Housing Finance Agency, (Residential Mortgage
	Backed Securities), (FNMA), (GNMA), (AMT),
	4.75%, 3/1/37	$1,682,180

		$1,682,180

Industrial Development Revenue — 4.4%

$4,235	Cleveland Airport, (Continental Airlines), (AMT),
	5.375%, 9/15/27	$2,175,731
2,890	Dayton Special Facilities Revenue, (Emery Air
	Freight), 5.625%, 2/1/18	2,907,918
1,000	Ohio Pollution Control, (Standard Oil),
	6.75%, 12/1/15	1,158,890
4,000	Ohio Sewer and Solid Waste Disposal Facilities,
	(Anheuser-Busch Cos., Inc.), (AMT),
	6.00%, 7/1/35	3,249,280
825	Ohio Water Development Authority, Solid Waste
Disposal, (Allied Waste North America, Inc.), (AMT),
	5.15%, 7/15/15	736,527
3,165	Virgin Islands Public Financing Authority,
	(HOVENSA LLC), (AMT), 4.70%, 7/1/22	1,920,364

		$12,148,710

See	notes	to	financ ial	statements
34

Eaton Vance Ohio Municipals Fund as o f M a rc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 6.2%
$945	Miami University, (AMBAC), 3.25%, 9/1/26	$712,861
6,330	Ohio Higher Educational Facilities Authority,
	(University of Dayton), (AMBAC), 5.00%, 12/1/30	6,070,850
10,700	University of Cincinnati, (NPFG), 5.00%, 6/1/34	10,099,944
		$16,883,655

Insured-Electric Utilities — 10.0%
$4,300	American Municipal Power-Ohio, Inc., (Prairie State
	Energy Campus), (AGC), 5.25%, 2/15/33	$4,270,803
2,540	Cleveland Public Power System, (NPFG),
	0.00%, 11/15/27	888,314
2,000	Cleveland Public Power System, (NPFG),
	5.00%, 11/15/38	1,871,100
2,000	Cuyahoga County Utility Systems, (Medical Center
	Co.), (NPFG), (AMT), 6.10%, 8/15/15	2,000,620
2,000	Hamilton, Electric System Revenue, (FSA),
	4.70%, 10/15/25	1,964,320
6,320	Ohio Air Quality Development Authority, (Dayton
	Power & Light Co.), (BHAC), (FGIC),
	4.80%, 1/1/34(1)	6,132,486
5,080	Ohio Air Quality Development Authority, (Ohio
	Power), (AMBAC), 5.15%, 5/1/26	4,572,000
3,000	Ohio Municipal Electric Generation Agency, (NPFG),
	0.00%, 2/15/26	1,038,060
2,500	Ohio Municipal Electric Generation Agency, (NPFG),
	0.00%, 2/15/27	803,900
4,750	Ohio Municipal Electric Generation Agency, (NPFG),
	0.00%, 2/15/28	1,423,052
2,750	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	2,248,455
		$27,213,110

Insured-Escrowed / Prerefunded — 3.2%
$1,500	Amherst School District, (FGIC), Prerefunded to
	12/1/11, 5.00%, 12/1/26	$1,652,085
1,000	Cincinnati City School District, (Classroom Facilities
Construction & Improvement), (FSA), Prerefunded to
	12/1/13, 5.00%, 12/1/31	1,144,620
495	Cuyahoga County Hospital, (Cleveland Clinic),
	(NPFG), Escrowed to Maturity, 5.125%, 1/1/29	501,464
1,500	Little Miami School District, (FSA), Prerefunded to
	12/1/16, 5.00%, 12/1/34	1,756,680
1,000	Marysville Exempt Village School District,
(School Facilities), (NPFG), Prerefunded to 6/1/15,
	5.25%, 12/1/30	1,169,740

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded (continued)
$845	Ohio Higher Educational Facilities Authority,
(Xavier University), (CIFG), Prerefunded to 5/1/16,
	5.00%, 5/1/22	$967,466
1,245	Ohio Higher Educational Facilities Authority,
(Xavier University), (CIFG), Prerefunded to 5/1/16,
	5.25%, 5/1/21	1,445,358

		$8,637,413

Insured-General Obligations — 32.6%

$2,000	Adams County Local School District, (FSA),
	4.25%, 12/1/33	$1,749,580
1,300	Brookfield Local School District, (FSA),
	5.25%, 1/15/36	1,314,482
2,500	Canal Winchester Local School District, (NPFG),
	0.00%, 12/1/32	598,600
10,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FGIC), (FSA),
	5.25%, 12/1/29	10,694,000
5,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FGIC), (FSA),
	5.25%, 12/1/30	5,321,600
1,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FSA),
	5.00%, 12/1/21	1,079,540
2,155	Cleveland, (AMBAC), 5.50%, 10/1/23	2,327,702
1,550	Clyde-Green Springs Exempted Village School District,
	(FSA), 4.50%, 12/1/31	1,421,877
5,000	Columbus School District, (Classroom Facilities
	Construction & Improvement), (FSA),
	4.25%, 12/1/32	4,445,850
3,700	Fairview Park, (NPFG), 5.00%, 12/1/25	3,716,391
3,085	Hamilton City School District, (FSA),
	4.25%, 12/1/30	2,770,237
770	Hamilton City School District, (FSA),
	5.00%, 12/1/18	867,059
1,090	Hilliard School District, (NPFG), 5.00%, 12/1/27	1,105,173
1,965	Lakewood City School District, (FSA),
	4.50%, 12/1/26	1,969,087
9,605	Maderia City School District, (FSA),
	5.25%, 12/1/32	10,127,704
3,525	Mason City School District, (FSA), 5.25%, 12/1/31	3,727,370
1,750	Mount Healthy City School District, (FSA),
	5.00%, 12/1/31	1,721,895
3,500	Mount Healthy City School District, (FSA),
	5.00%, 12/1/35	3,409,245
1,745	Olentangy Local School District, (FSA),
	5.00%, 12/1/21	1,881,442
5,255	Olentangy Local School District, (FSA),
	5.00%, 12/1/30	5,327,309
550	Orrville City School District, (AMBAC),
	5.25%, 12/1/35	551,859

See	notes	to	financ ial	statements
35

Eaton Vance Ohio Municipals Fund as o f M a rc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)
$1,620	Painesville City School District, (NPFG),
	5.00%, 12/1/24	$1,637,269
3,270	Pickerington Local School District, (NPFG),
	4.25%, 12/1/34	2,836,529
1,500	Pickerington Local School District, (School Facility
	Contract), (FGIC), (NPFG), 0.00%, 12/1/16	1,128,120
5,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/30	5,252,250
5,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/32	5,272,100
6,705	Westerville City School District, (XLCA),
	5.00%, 12/1/27	6,794,176
		$89,048,446

Insured-Hospital — 3.7%
$5,000	Butler County, (Cincinnati Children’s Hospital),
	(FGIC), (NPFG), 5.00%, 5/15/31(2)	$3,827,550
500	Cuyahoga County, (Cleveland Clinic), (NPFG),
	5.125%, 1/1/29	469,235
1,300	Franklin County, (Ohio Health Corp.), (NPFG),
	5.00%, 5/15/33	1,160,341
2,785	Hamilton County, (Cincinnati Children’s Hospital),
	(FGIC), (NPFG), 5.00%, 5/15/32	2,418,605
2,575	Lorain County, (Catholic Healthcare Partners), (FSA),
	Variable Rate, 16.658%, 2/1/29(3)(4)(5)	2,333,877
		$10,209,608

Insured-Special Tax Revenue — 1.5%
$510	Hamilton County, Sales Tax Revenue, (AMBAC),
	5.25%, 12/1/32	$474,713
4,760	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/29	1,032,349
5,000	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/34	715,000
590	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/37	67,472
1,970	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 5.50%, 7/1/27	1,722,923
		$4,012,457

Insured-Transportation — 6.4%
$7,000	Ohio Turnpike Commission, (FGIC), (NPFG),
	5.50%, 2/15/24	$7,841,680
5,000	Puerto Rico Highway and Transportation Authority,
	(AGC), (CIFG), 5.25%, 7/1/41(6)	4,826,475
6,000	Puerto Rico Highway and Transportation Authority,
	(NPFG), 5.25%, 7/1/32	4,860,900
		$17,529,055

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer — 3.2%
$5,000	Cleveland Waterworks, (NPFG), 5.00%, 1/1/37	$4,911,250
3,500	Marysville Wastewater Treatment System, (AGC),
	(XLCA), 4.75%, 12/1/47	3,028,830
810	Toledo Waterworks, (NPFG), 5.00%, 11/15/25	793,832
		$8,733,912

Lease Revenue / Certificates of Participation — 0.5%
$1,455	Franklin County Convention Facilities Authority,
	5.00%, 12/1/27	$1,484,653
		$1,484,653

Nursing Home — 0.4%
$1,045	Cuyahoga County Health Care Facilities, (Maple Care
	Center), (GNMA), (AMT), 8.00%, 8/20/16	$1,097,449
		$1,097,449

Other Revenue — 2.3%
$23,090	Buckeye Tobacco Settlement Financing Authority,
	0.00%, 6/1/47	$328,340
2,275	Buckeye Tobacco Settlement Financing Authority,
	5.875%, 6/1/47	1,214,304
1,500	Ohio State Building Authority, 5.00%, 10/1/27	1,525,995
4,700	Riversouth Authority, (Lazarus Building
	Redevelopment), 5.75%, 12/1/27	3,338,457
		$6,407,096

Pooled Loans — 3.9%
$715	Cleveland-Cuyahoga County Port Authority,
	(Columbia National), (AMT), 5.00%, 5/15/20	$567,181
705	Cleveland-Cuyahoga County Port Authority,
	(Fairmount Project), 5.125%, 5/15/25	528,828
150	Ohio Economic Development Commission,
	(Burrows Paper), (AMT), 7.625%, 6/1/11	150,456
1,440	Ohio Economic Development Commission,
	(Ohio Enterprise Bond Fund), (AMT),
	4.85%, 6/1/25	1,456,891
240	Ohio Economic Development Commission,
	(Progress Plastic Products), (AMT),
	7.80%, 12/1/09	241,094
7,455	Rickenbacker Port Authority, Oasbo Expanded Asset
	Pool Loan, 5.375%, 1/1/32(6)	7,469,165
400	Toledo Lucas County Port Authority, (AMT),
	5.125%, 11/15/25	286,828
		$10,700,443

See	notes	to	financ ial	statements
36

Eaton Vance Ohio Municipals Fund as o f M a rc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 2.1%
$1,875	Cleveland-Cuyahoga County Port Authority,
	7.00%, 12/1/18	$1,790,681
2,500	Cuyahoga Community College District,
	5.25%, 2/1/29(7)	2,481,550
1,385	Cuyahoga County Economic Development,
	(Shaker Square), 6.75%, 12/1/30	1,418,129
		$5,690,360

Water and Sewer — 3.4%
$3,000	Cincinnati Water System Authority, 4.50%, 12/1/23	$3,074,550
3,850	Cincinnati Water System Authority, 5.00%, 12/1/32	3,873,947
1,000	Ohio Water Development Authority, Water Pollution
	Control, (Fresh Water Quality), 4.50%, 12/1/20	1,056,530
1,000	Ohio Water Development Authority, Water Pollution
	Control, (Fresh Water Quality), 5.25%, 6/1/20	1,161,260
		$9,166,287

Total Tax-Exempt Investments — 100.1%
(identified cost $294,853,087)		$273,343,720

Other Assets, Less Liabilities — (0.1)%		$(221,341)

Net Assets — 100.0%		$273,122,379

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
BHAC - Berkshire Hathaway Assurance Corp.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
NPFG - National Public Finance Guaranty Corp.
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 66.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 27.6% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate value of these securities is $2,333,877 or 0.9% of the Fund’s net assets.

(4)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $7,725,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(5)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2009.
(6)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).
(7)	When-issued security.

See	notes	to	financ ial	statements
37

Eaton Vance Rhode Island Municipals Fund as of Marc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax - Exempt Inve stm ents — 101. 2%
Principal Amount
(000’s omitted)	Security	Value
Education — 8.6%
$500	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/33	$490,765
2,105	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/37	2,041,050
500	Rhode Island Health and Educational Building Corp.,
(Higher Education Facilities-Salve Regina University),
	5.125%, 3/15/32	388,235
1,000	Rhode Island Health and Educational Building Corp.,
	(University of Rhode Island), 6.25%, 9/15/34	984,940
		$3,904,990

Electric Utilities — 0.6%
$310	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	$264,563
		$264,563

Escrowed / Prerefunded — 2.6%
$1,000	Rhode Island Health and Educational Building Corp.,
	(Hospital Financing-Lifespan Obligation Group),
	Prerefunded to 8/15/12, 6.50%, 8/15/32	$1,155,750
		$1,155,750

General Obligations — 0.3%
$225	Puerto Rico, 0.00%, 7/1/16	$145,746
		$145,746

Housing — 3.9%
$900	Rhode Island Housing and Mortgage Finance Corp.,
	(AMT), 4.90%, 4/1/22	$872,235
1,000	Rhode Island Housing and Mortgage Finance Corp.,
	(AMT), 4.90%, 10/1/28	905,470
		$1,777,705

Industrial Development Revenue — 3.6%
$1,000	Rhode Island Industrial Facilities Corp., (Waste
	Management, Inc.), (AMT), 4.625%, 4/1/16	$866,560
1,250	Virgin Islands Public Financing Authority,
	(HOVENSA LLC), (AMT), 4.70%, 7/1/22	758,438
		$1,624,998

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 12.2%
$1,645	Rhode Island Health and Educational Building Corp.,
	(Bryant College), (AMBAC), 5.00%, 12/1/31	$1,569,774
1,000	Rhode Island Health and Educational Building Corp.,
(Higher Education Facilities-University of Rhode Island),
	(AMBAC), 5.00%, 9/15/30	959,320
500	Rhode Island Health and Educational Building Corp.,
	(Public Schools), (AMBAC), 5.00%, 5/15/27	492,940
1,000	Rhode Island Health and Educational Building Corp.,
	(Public Schools), (FSA), 4.75%, 5/15/29	943,020
1,600	Rhode Island Health and Educational Building Corp.,
	(Rhode Island School of Design), (NPFG),
	5.00%, 6/1/31	1,527,680
		$5,492,734

Insured-Electric Utilities — 4.6%
$250	Puerto Rico Electric Power Authority, (BHAC), (FGIC),
	(NPFG), 5.25%, 7/1/24(1)	$263,435
1,000	Puerto Rico Electric Power Authority, (NPFG),
	5.00%, 7/1/20	904,490
900	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	893,556
		$2,061,481

Insured-Escrowed / Prerefunded — 5.5%
$1,000	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	$1,069,064
230	Rhode Island Depositors Economic Protection Corp.,
	(FSA), Escrowed to Maturity, 5.75%, 8/1/21	276,644
1,000	Rhode Island Depositors Economic Protection Corp.,
	(NPFG), Escrowed to Maturity, 5.80%, 8/1/12	1,144,720
		$2,490,428

Insured-General Obligations — 7.7%
$600	North Kingstown, (FGIC), (NPFG), 5.00%, 10/1/25	$621,258
600	Rhode Island and Providence Plantations, (FSA),
	4.75%, 8/1/26	611,124
1,850	Rhode Island and Providence Plantations, (NPFG),
	5.00%, 11/15/25	1,924,906
325	Warwick, (AMBAC), 5.00%, 7/15/21	335,004
		$3,492,292

Insured-Hospital — 4.5%
$2,250	Rhode Island Health and Educational Building Corp.,
	(Rhode Island Hospital), (FSA), 5.00%, 5/15/32	$2,032,830
		$2,032,830

See	notes	to	financ ial	statements
38

Eaton Vance Rhode Island Municipals Fund as of Marc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Housing — 5.6%
$1,000	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT),
	5.00%, 10/1/48	$776,340
400	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT),
	5.25%, 10/1/31	360,488
500	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT),
	5.50%, 10/1/49	462,135
1,000	Rhode Island Housing and Mortgage Finance Corp.,
	(Rental Housing Program), (FSA), (AMT),
	5.55%, 10/1/32	934,160
		$2,533,123

Insured-Lease Revenue / Certificates of
Participation — 5.1%
$680	Providence Redevelopment Agency, (Public Safety
	Building), (AMBAC), 5.00%, 4/1/25	$608,104
1,000	Providence Redevelopment Agency, (Public Safety
	Building), (AMBAC), 5.00%, 4/1/28	860,120
750	Puerto Rico Public Finance Corp., (AMBAC), Escrowed
	to Maturity, 5.50%, 8/1/27	822,652
		$2,290,876

Insured-Pooled Loans — 2.5%
$1,000	Rhode Island Student Loan Authority, (AMBAC),
	(AMT), 4.85%, 12/1/36	$728,050
500	Rhode Island Student Loan Authority, (AMBAC),
	(AMT), 4.90%, 12/1/26	412,970
		$1,141,020

Insured-Solid Waste — 1.5%
$750	Rhode Island Resource Recovery Corp., (NPFG),
	(AMT), 5.00%, 3/1/22	$680,513
		$680,513

Insured-Special Tax Revenue — 11.8%
$2,300	Convention Center Authority of Rhode Island, (NPFG),
	5.25%, 5/15/15(3)	$2,484,322
265	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/28	63,150
1,425	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/29	309,054
1,625	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/37	185,835
2,000	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/30	394,560

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)
$2,145	Puerto Rico Sales Tax Financing, (AMBAC),
	0.00%, 8/1/54	$77,863
395	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/44	34,586
785	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/45	63,821
630	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/46	47,319
750	Rhode Island Economic Development Corp., (Rhode
Island Department of Transportation), Motor Fuel Tax
	Revenue, (AGC), 5.375%, 6/15/27(4)	744,345
1,000	Rhode Island Economic Development Corp., (Rhode
Island Department of Transportation), Motor Fuel Tax
	Revenue, (AMBAC), 5.00%, 6/15/26	941,570
		$5,346,425

Insured-Transportation — 7.2%
$1,500	Puerto Rico Highway and Transportation Authority,
	(AGC), (CIFG), 5.25%, 7/1/41(2)	$1,447,942
1,000	Rhode Island Economic Development Corp.,
	(Rhode Island Airport Corp.), (CIFG), 5.00%, 7/1/31	825,750
1,000	Rhode Island Economic Development Corp., (T.F. Green
	Airport), (FSA), (AMT), 5.00%, 7/1/20	956,770
		$3,230,462

Insured-Water and Sewer — 4.0%
$1,500	Narragansett Bay Commission, (NPFG),
	5.00%, 8/1/35	$1,412,085
350	Rhode Island Clean Water, Water Pollution Control,
	(NPFG), 5.40%, 10/1/15	384,394
		$1,796,479

Nursing Home — 5.3%
$500	Rhode Island Health and Educational Building Corp.,
	(Roger Williams Realty), 6.50%, 8/1/29	$505,805
1,275	Rhode Island Health and Educational Building Corp.,
	(Steere House), 5.80%, 7/1/20	1,076,393
1,000	Rhode Island Health and Educational Building Corp.,
	(Tockwotton Home), 6.25%, 8/15/22	804,050
		$2,386,248

Other Revenue — 0.5%
$250	Central Falls Detention Facility, 7.25%, 7/15/35	$170,203
7,125	Tobacco Settlement Financing Corp., 0.00%, 6/1/52	72,390
		$242,593

See	notes	to	financ ial	statements
39

Eaton Vance Rhode Island Municipals Fund as of Marc h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value
Special Tax Revenue — 3.6%
$1,410	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$1,157,991
500	Tiverton, Obligation Tax Increment, (Mount Hope Bay
	Village), 6.875%, 5/1/22	445,630
		$1,603,621

Total Tax-Exempt Investments — 101.2%
(identified cost $50,445,428)		$45,694,877

Other Assets, Less Liabilities — (1.2)%		$(525,243)

Net Assets — 100.0%		$45,169,634

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
BHAC - Berkshire Hathaway Assurance Corp.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Rhode Island municipalities. In addition, 18.0% of the Fund’s net assets at March 31, 2009 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 71.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 27.1% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).
(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.
(4)	When-issued security.

See	notes	to	financ ial	statements
40

Eaton Vance West Virginia Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax -Exempt Inve stm ents — 99. 4%
Principal Amount
(000’s omitted)	Security	Value
Education — 2.4%
$750	Shepherd College Board of Governors,
	5.125%, 12/1/33	$646,200
		$646,200

Electric Utilities — 3.6%
$500	Harrison County Commission, (Allegheny Energy),
	(AMT), 5.50%, 10/15/37	$367,590
500	Mason County, PCR, (Appalachian Power Co.),
	5.50%, 10/1/22	472,015
150	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	128,015
		$967,620

Escrowed / Prerefunded — 11.1%
$2,500	Kanawha-Putnam, Single Family, Escrowed to Maturity,
	0.00%, 12/1/16(1)	$1,939,175
820	West Virginia Health Facilities Authority, (Charleston
	Area Medical Center), Escrowed to Maturity,
	6.50%, 9/1/23	1,010,404
		$2,949,579

Hospital — 1.5%
$500	Monongalia County Building Commission, (Monongalia
	General Hospital), 5.25%, 7/1/25	$402,305
		$402,305

Housing — 8.3%
$500	West Virginia Housing Development Fund, (AMT),
	4.50%, 11/1/25	$434,220
800	West Virginia Housing Development Fund, (AMT),
	4.625%, 11/1/32	663,856
1,190	West Virginia Housing Development Fund, (AMT),
	5.10%, 11/1/27	1,101,048
		$2,199,124

Industrial Development Revenue — 2.3%
$1,000	Virgin Islands Public Financing Authority, (HOVENSA
	LLC), (AMT), 4.70%, 7/1/22	$606,750
		$606,750

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 10.4%
$750	Fairmont College, Student Activity Revenue, (FGIC),
	(NPFG), 5.00%, 6/1/32	$681,990
750	Shepherd University Board of Governors,
	(Wellness Center Project), (NPFG), 4.50%, 6/1/37	645,075
500	West Virginia Higher Education Policy Commission,
	(FGIC), (NPFG), 5.00%, 4/1/29	483,435
500	West Virginia University, (FGIC), (NPFG),
	4.75%, 10/1/35	453,175
500	West Virginia University, (NPFG), 5.25%, 4/1/28	501,195
		$2,764,870

Insured-Electric Utilities — 8.9%
$250	Pleasants County, PCR, (Potomac Edison), (AMBAC),
	(NPFG), (AMT), 5.50%, 4/1/29	$196,140
1,000	Pleasants County, PCR, (West Pennsylvania),
	(AMBAC), (AMT), 5.50%, 4/1/29	784,560
130	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/30	109,434
80	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	65,831
450	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	446,778
1,000	West Virginia Economic Development Authority, (Ohio
	Power Co.), (AMBAC), (AMT), 4.90%, 6/1/37	777,390
		$2,380,133

Insured-General Obligations — 14.0%
$1,000	Monongalia County Board of Education, (NPFG),
	5.00%, 5/1/33	$993,030
250	Ohio County Board of Education, (NPFG),
	5.125%, 6/1/18	254,428
1,700	West Virginia, (FGIC), (NPFG), 0.00%, 11/1/19	1,099,067
1,000	West Virginia, (FGIC), (NPFG), 0.00%, 11/1/21	569,120
2,000	West Virginia, (FGIC), (NPFG), 0.00%, 11/1/26	815,160
		$3,730,805

Insured-Hospital — 3.7%
$995	West Virginia Health Facilities Authority, (West Virginia
	University Medical Corp.), (NPFG), 6.10%, 1/1/18	$995,388
		$995,388

Insured-Lease Revenue / Certificates of
Participation — 1.7%
$500	West Virginia Economic Development Authority, (West
	Virginia University), (AMBAC), 5.00%, 7/15/31	$456,100
		$456,100

See	notes	to	financ ial	statements
41

Eaton Vance West Virginia Municipals Fund as o f M ar c h 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 3.6%
$3,780	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/29	$819,806
1,225	Puerto Rico Sales Tax Financing, (AMBAC),
	0.00%, 8/1/54	44,467
225	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/44	19,701
445	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/45	36,179
355	Puerto Rico Sales Tax Financing, (NPFG),
	0.00%, 8/1/46	26,664
		$946,817

Insured-Transportation — 3.7%
$740	Puerto Rico Highway and Transportation Authority,
	(AGC), (CIFG), 5.25%, 7/1/41(2)	$714,318
250	West Virginia Parkways, Economic Development and
	Tourism Authority, (FGIC), (NPFG), 5.25%, 5/15/19	269,953
		$984,271

Insured-Water and Sewer — 17.4%
$500	Martinsburg Water and Sewer, (NPFG),
	5.00%, 9/1/31	$446,700
750	West Virginia Water Development Authority, (AMBAC),
	5.00%, 10/1/28	729,067
500	West Virginia Water Development Authority,
	(Loan Program II), (AMBAC), 5.00%, 11/1/33	481,490
500	West Virginia Water Development Authority,
	(Loan Program III), (AMBAC), (AMT),
	5.65%, 7/1/40	446,215
500	West Virginia Water Development Authority,
	(Loan Program IV), (AMBAC), 4.75%, 11/1/35	458,345
750	West Virginia Water Development Authority,
	(Loan Program IV), (FSA), 5.00%, 11/1/44	707,265
1,000	West Virginia Water Development Authority,
	(West Virginia Infrastructure Jobs Program), (FSA),
	4.75%, 10/1/45	896,840
500	Wheeling Waterworks and Sewer System, (FSA),
	4.75%, 6/1/36	463,315
		$4,629,237

Other Revenue — 2.1%
$3,690	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$61,475
500	West Virginia School Building Authority,
	5.00%, 7/1/28	505,870
		$567,345

Principal Amount
(000’s omitted)	Security	Value
Senior Living / Life Care — 0.7%
$300	West Virginia Economic Development Authority,
	(Edgewood Summit, Inc.), 5.50%, 11/1/29	$188,655
		$188,655
Special Tax Revenue — 4.0%
$12,500	Puerto Rico Sales Tax Financing, 0.00%, 8/1/56	$392,000
815	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	669,335
		$1,061,335
Total Tax-Exempt Investments — 99.4%
(identified cost $29,983,746)		$26,476,534
Other Assets, Less Liabilities — 0.6%		$157,787
Net Assets — 100.0%		$26,634,321

AGC - Assured Guaranty Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance, Inc.
NPFG - National Public Finance Guaranty Corp.
PCR - Pollution Control Revenue

The Fund invests primarily in debt securities issued by West Virginia municipalities. In addition, 13.3% of the Fund’s net assets at March 31, 2009 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 63.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.7% to 34.4% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

See	notes	to	financ ial	statements
42

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS (Unaudited)

Statem e nts   of   A ssets   and   L iabilities

	California Fund	Massachusetts Fund	Mississippi Fund	New York Fund

Assets

Investments —
Identified cost	$245,435,256	$275,152,734	$16,083,781	$391,349,423
Unrealized depreciation	(15,424,514)	(23,874,764)	(1,155,758)	(38,911,233)

Investments, at value	$230,010,742	$251,277,970	$14,928,023	$352,438,190
Cash	$39,465	$1,314,949	$84,651	$35,182
Interest receivable	3,062,118	3,858,624	193,863	5,695,516
Receivable for investments sold	1,934,221	5,066,824	155,093	3,431,599
Receivable for Fund shares sold	410,438	316,704	50,551	298,241

Total assets	$235,456,984	$261,835,071	$15,412,181	$361,898,728

Liabilities

Payable for floating rate notes issued	$18,720,000	$29,915,000	$165,000	$37,150,000
Demand note payable	1,700,000	—	300,000	1,700,000
Payable for when-issued securities	986,637	4,572,110	—	1,875,927
Payable for variation margin on open financial futures contracts	167,250	217,187	12,750	546,000
Payable for open swap contracts	1,646,324	1,727,239	83,074	2,464,517
Payable for Fund shares redeemed	192,054	271,686	9,475	452,104
Distributions payable	402,223	488,908	18,667	536,211
Payable to affiliates:
Investment adviser fee	88,722	88,593	2,034	165,332
Distribution and service fees	54,027	59,842	3,809	79,952
Interest expense and fees payable	38,059	97,415	303	131,063
Accrued expenses	86,167	91,436	26,314	113,746

Total liabilities	$24,081,463	$37,529,416	$621,426	$45,214,852

Net Assets	$211,375,521	$224,305,655	$14,790,755	$316,683,876

Sources of Net Assets

Paid-in capital	$249,548,485	$283,801,018	$16,572,757	$390,498,178
Accumulated net realized loss	(20,272,230)	(33,402,814)	(494,953)	(31,253,906)
Accumulated undistributed (distributions in excess of) net investment income	(45,129)	538,133	(12,829)	330,777
Net unrealized depreciation	(17,855,605)	(26,630,682)	(1,274,220)	(42,891,173)

Net Assets	$211,375,521	$224,305,655	$14,790,755	$316,683,876

Class A Shares

Net Assets	$194,842,522	$177,872,380	$12,792,399	$275,360,553
Shares Outstanding	22,520,962	23,491,448	1,553,021	33,802,771
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$8.65	$7.57	$8.24	$8.15
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$9.08	$7.95	$8.65	$8.56

Class B Shares

Net Assets	$3,158,166	$22,433,718	$1,688,720	$9,227,960
Shares Outstanding	394,654	2,960,730	200,388	1,130,605
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$8.00	$7.58	$8.43	$8.16

Class C Shares

Net Assets	$11,338,183	$14,047,843	$309,636	$31,187,508
Shares Outstanding	1,416,774	1,853,528	36,712	3,824,156
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$8.00	$7.58	$8.43	$8.16

Class I Shares

Net Assets	$2,036,650	$9,951,714	$—	$907,855
Shares Outstanding	235,219	1,314,628	—	111,517
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$8.66	$7.57	$—	$8.14

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See	notes	to	financ ial	statements
43

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS (Unaudited) CONT’D

Statem e nts   of   A ssets   and   L iabilities

As of March 31, 2009

	Ohio Fund	Rhode Island Fund	West Virginia Fund

Assets

Investments —
Identified cost	$294,853,087	$50,445,428	$29,983,746
Unrealized depreciation	(21,509,367)	(4,750,551)	(3,507,212)

Investments, at value	$273,343,720	$45,694,877	$26,476,534
Cash	$3,895,214	$761,124	$246,601
Interest receivable	4,164,911	690,929	410,816
Receivable for investments sold	3,913,848	771,027	58,266
Receivable for Fund shares sold	226,522	10,359	7,878

Total assets	$285,544,215	$47,928,316	$27,200,095

Liabilities

Payable for floating rate notes issued	$7,470,000	$1,415,000	$370,000
Payable for when-issued securities	2,457,475	739,230	—
Payable for variation margin on open financial futures contracts	218,813	7,750	52,500
Payable for open swap contracts	81,733	349,601	44,036
Payable for Fund shares redeemed	1,455,560	98,790	9,544
Distributions payable	408,984	75,231	43,905
Payable to affiliates:
Investment adviser fee	132,792	13,493	5,986
Distribution and service fees	63,980	15,094	7,208
Interest expense and fees payable	36,091	7,279	2,906
Accrued expenses	96,408	37,214	29,689

Total liabilities	$12,421,836	$2,758,682	$565,774

Net Assets	$273,122,379	$45,169,634	$26,634,321

Sources of Net Assets

Paid-in capital	$319,714,590	$53,934,447	$33,161,618
Accumulated net realized loss	(24,188,366)	(3,583,518)	(2,728,788)
Accumulated distributions in excess of net investment income	(92,071)	(44,215)	(33,735)
Net unrealized depreciation	(22,311,774)	(5,137,080)	(3,764,774)

Net Assets	$273,122,379	$45,169,634	$26,634,321

Class A Shares

Net Assets	$246,946,389	$33,584,063	$22,416,637
Shares Outstanding	30,768,389	4,186,126	2,894,504
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$8.03	$8.02	$7.74
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$8.43	$8.42	$8.13

Class B Shares

Net Assets	$—	$8,362,068	$3,788,203
Shares Outstanding	—	1,018,319	479,447
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$—	$8.21	$7.90

Class C Shares

Net Assets	$26,175,990	$3,223,503	$429,481
Shares Outstanding	3,261,736	392,272	54,256
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$8.03	$8.22	$7.92

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See	notes	to	financ ial	statements
44

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS (Unaudited) CONT’D

Statements of Operations

For the Six Months Ended March 31, 2009

	California Fund	Massachusetts Fund	Mississippi Fund	New York Fund

Investment Income
Interest	$6,996,329	$7,999,720	$446,611	$10,818,491
Total investment income	$6,996,329	$7,999,720	$446,611	$10,818,491

Expenses
Investment adviser fee	$531,985	$529,313	$11,710	$764,579
Distribution and service fees
Class A	262,513	180,219	12,590	275,615
Class B	15,301	111,958	8,798	43,765
Class C	61,269	69,195	1,259	141,156
Trustees’ fees and expenses	4,748	4,929	562	6,654
Custodian fee	84,786	97,195	16,721	119,387
Transfer and dividend disbursing agent fees	46,668	50,450	3,986	85,151
Legal and accounting services	32,678	30,105	17,238	41,716
Printing and postage	12,603	15,055	2,187	22,932
Registration fees	2,899	4,080	136	1,488
Interest expense and fees	281,147	349,891	2,018	465,431
Miscellaneous	17,440	17,697	6,752	1,592
Total expenses	$1,354,037	$1,460,087	$83,957	$1,969,466
Deduct —
Reduction of custodian fee	$1,718	$2,614	$422	$10,103
Total expense reductions	$1,718	$2,614	$422	$10,103

Net expenses	$1,352,319	$1,457,473	$83,535	$1,959,363

Net investment income	$5,644,010	$6,542,247	$363,076	$8,859,128

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(4,908,530)	$(2,414,184)	$(13,730)	$(4,478,302)
Financial futures contracts	(4,198,566)	(9,332,025)	(209,418)	(8,968,006)
Swap contracts	(4,445,615)	(5,763,327)	(77,345)	(7,931,898)
Net realized loss	$(13,552,711)	$(17,509,536)	$(300,493)	$(21,378,206)
Change in unrealized appreciation (depreciation) —
Investments	$1,319,690	$3,431,057	$(290,380)	$(3,814,421)
Financial futures contracts	(934,319)	(1,373,448)	(43,563)	(1,865,502)
Swap contracts	(1,764,111)	(1,858,222)	(86,826)	(2,659,751)
Net change in unrealized appreciation (depreciation)	$(1,378,740)	$199,387	$(420,769)	$(8,339,674)

Net realized and unrealized loss	$(14,931,451)	$(17,310,149)	$(721,262)	$(29,717,880)

Net decrease in net assets from operations	$(9,287,441)	$(10,767,902)	$(358,186)	$(20,858,752)

See	notes	to	financ ial	statements
45

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS (Unaudited) CONT’D

Statements of Operations

For the Six Months Ended March 31, 2009

	Ohio Fund	Rhode Island Fund	West Virginia Fund

Investment Income
Interest	$7,939,794	$1,339,261	$811,090
Total investment income	$7,939,794	$1,339,261	$811,090

Expenses
Investment adviser fee	$630,891	$62,276	$27,864
Distribution and service fees
Class A	237,877	32,508	22,220
Class B	7,897	41,482	18,153
Class C	125,350	15,750	1,985
Trustees’ fees and expenses	6,021	1,173	798
Custodian fee	105,442	24,844	16,300
Transfer and dividend disbursing agent fees	63,962	11,422	7,205
Legal and accounting services	24,011	19,764	17,320
Printing and postage	18,532	3,902	3,226
Registration fees	602	137	563
Interest expense and fees	161,374	27,386	9,905
Miscellaneous	19,721	9,948	8,626
Total expenses	$1,401,680	$250,592	$134,165
Deduct —
Reduction of custodian fee	$4,062	$879	$409
Total expense reductions	$4,062	$879	$409

Net expenses	$1,397,618	$249,713	$133,756

Net investment income	$6,542,176	$1,089,548	$677,334

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,301,729)	$(770,435)	$(38,178)
Financial futures contracts	(6,626,229)	(293,319)	(808,189)
Swap contracts	(1,110,652)	(1,193,399)	(639,858)
Net realized loss	$(11,038,610)	$(2,257,153)	$(1,486,225)
Change in unrealized appreciation (depreciation) —
Investments	$6,754,026	$466,213	$87,208
Financial futures contracts	(994,348)	(48,420)	(237,869)
Swap contracts	(105,650)	(376,635)	(58,041)
Net change in unrealized appreciation (depreciation)	$5,654,028	$41,158	$(208,702)

Net realized and unrealized loss	$(5,384,582)	$(2,215,995)	$(1,694,927)

Net increase (decrease) in net assets from operations	$1,157,594	$(1,126,447)	$(1,017,593)

See	notes	to	financ ial	statements
46

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS (Unaudited) CONT’D

Statem e nts  of  Chang e s  in  Net  Asse ts

For the Six Months Ended March 31, 2009

Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	Mississippi Fund	New York Fund

From operations —
Net investment income	$5,644,010	$6,542,247	$363,076	$8,859,128
Net realized loss from investment transactions, financial futures
contracts and swap contracts	(13,552,711)	(17,509,536)	(300,493)	(21,378,206)
Net change in unrealized appreciation (depreciation) from
investments, financial futures contracts and swap contracts	(1,378,740)	199,387	(420,769)	(8,339,674)
Net decrease in net assets from operations	$(9,287,441)	$(10,767,902)	$(358,186)	$(20,858,752)
Distributions to shareholders —
From net investment income
Class A	$(5,216,652)	$(4,968,202)	$(310,620)	$(7,881,441)
Class B	(65,835)	(554,498)	(38,399)	(225,372)
Class C	(263,988)	(343,093)	(5,505)	(726,049)
Class I	(28,564)	(316,421)	—	(17,808)
Total distributions to shareholders	$(5,575,039)	$(6,182,214)	$(354,524)	$(8,850,670)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$11,410,600	$9,875,972	$671,374	$16,334,346
Class B	459,033	752,658	28,578	1,017,814
Class C	1,243,507	1,352,805	81,381	5,689,841
Class I	1,790,136	625	—	695,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,945,655	2,616,179	206,327	5,050,958
Class B	35,612	292,978	23,280	132,446
Class C	157,684	241,931	5,315	451,713
Class I	13,333	113,934	—	10,385
Cost of shares redeemed
Class A	(37,770,606)	(34,245,258)	(1,145,484)	(38,872,303)
Class B	(434,298)	(2,970,450)	(155,352)	(1,570,593)
Class C	(4,822,382)	(4,019,471)	(73,545)	(4,996,777)
Class I	(28,045)	(2,399,653)	—	(113,788)
Net asset value of shares exchanged
Class A	74,712	1,570,383	144,555	47,693
Class B	(74,712)	(1,570,383)	(144,555)	(47,693)
Net decrease in net assets from Fund share transactions	$(24,999,771)	$(28,387,750)	$(358,126)	$(16,170,958)

Net decrease in net assets	$(39,862,251)	$(45,337,866)	$(1,070,836)	$(45,880,380)

Net Assets
At beginning of period	$251,237,772	$269,643,521	$15,861,591	$362,564,256
At end of period	$211,375,521	$224,305,655	$14,790,755	$316,683,876

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
At end of period	$(45,129)	$538,133	$(12,829)	$330,777

See	notes	to	financ ial	statements
47

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS (Unaudited) CONT’D

Statem e nts  of  Chang e s  in  Net  Asse ts

For the Six Months Ended March 31, 2009

Increase (Decrease) in Net Assets	Ohio Fund	Rhode Island Fund	West Virginia Fund

From operations —
Net investment income	$6,542,176	$1,089,548	$677,334
Net realized loss from investment transactions, financial futures
contracts and swap contracts	(11,038,610)	(2,257,153)	(1,486,225)
Net change in unrealized appreciation (depreciation) from
investments, financial futures contracts and swap contracts	5,654,028	41,158	(208,702)

Net increase (decrease) in net assets from operations	$1,157,594	$(1,126,447)	$(1,017,593)
Distributions to shareholders —
From net investment income
Class A	$(5,828,354)	$(835,516)	$(576,905)
Class B	(188,122)	(188,957)	(83,116)
Class C	(540,003)	(71,834)	(9,106)

Total distributions to shareholders	$(6,556,479)	$(1,096,307)	$(669,127)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,444,088	$2,657,117	$1,369,151
Class B	46,908	79,821	152,773
Class C	3,368,513	478,797	62,559
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,607,384	458,867	352,529
Class B	93,398	120,495	50,687
Class C	328,865	52,065	5,667
Cost of shares redeemed
Class A	(35,510,182)	(5,483,445)	(2,380,569)
Class B	(819,720)	(1,074,690)	(475,948)
Class C	(7,153,553)	(620,768)	(128,210)
Net asset value of shares exchanged
Class A	234,527	546,328	84,969
Class B	(234,527)	(546,328)	(84,969)
Net asset value of shares merged*
Class A	19,344,200	—	—
Class B	(19,344,200)	—	—
Contingent deferred sales charges
Class B	19,600	—	—

Net decrease in net assets from Fund share transactions	$(25,574,699)	$(3,331,741)	$(991,361)

Net decrease in net assets	$(30,973,584)	$(5,554,495)	$(2,678,081)

Net Assets
At beginning of period	$304,095,963	$50,724,129	$29,312,402

At end of period	$273,122,379	$45,169,634	$26,634,321

Accumulated distributions in excess of net investment
income included in net assets

At end of period	$(92,071)	$(44,215)	$(33,735)

*	At the close of business on December 5, 2008, Class B shares of Ohio Fund merged into Class A shares.

See	notes	to	financ ial	statements
48

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Statem e nts   of   Chang e s   in   Net   Asse ts

For the Year Ended September 30, 2008

Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	Mississippi Fund	New York Fund

From operations —
Net investment income	$12,160,877	$13,981,935	$730,320	$19,604,224
Net realized loss from investment transactions, financial futures
contracts and swap contracts	(6,882,794)	(11,290,641)	(170,769)	(9,639,854)
Net change in unrealized appreciation (depreciation) from
investments, financial futures contracts and swap contracts	(31,475,311)	(37,690,973)	(1,552,841)	(55,950,866)

Net decrease in net assets from operations	$(26,197,228)	$(34,999,679)	$(993,290)	$(45,986,496)
Distributions to shareholders —
From net investment income
Class A	$(11,317,850)	$(10,624,759)	$(647,954)	$(17,295,468)
Class B	(127,378)	(1,311,580)	(84,520)	(435,238)
Class C	(551,306)	(699,394)	(3,370)	(1,301,740)
Class I	(1,582)	(700,094)	—	(5,121)
From net realized gain
Class A	(1,142,220)	—	—	—
Class B	(16,429)	—	—	—
Class C	(65,286)	—	—	—

Total distributions to shareholders	$(13,222,051)	$(13,335,827)	$(735,844)	$(19,037,567)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$52,980,639	$53,510,916	$2,260,152	$59,662,903
Class B	903,630	1,368,038	13,388	2,829,000
Class C	10,208,105	9,123,977	337,000	14,283,038
Class I	120,418	3,658,400	—	256,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,423,423	6,086,513	389,708	11,184,943
Class B	80,827	710,758	47,128	253,652
Class C	330,263	520,819	3,349	802,031
Class I	—	250,756	—	—
Cost of shares redeemed
Class A	(53,120,642)	(68,882,872)	(2,321,804)	(95,295,731)
Class B	(517,012)	(6,209,744)	(399,454)	(1,707,654)
Class C	(4,016,459)	(6,498,778)	—	(7,920,238)
Class I	—	(5,276,645)	—	—
Net asset value of shares exchanged
Class A	135,399	3,781,166	27,441	446,097
Class B	(135,399)	(3,781,166)	(27,441)	(446,097)

Net increase (decrease) in net assets from Fund share transactions	$14,393,192	$(11,637,862)	$329,467	$(15,652,056)

Net decrease in net assets	$(25,026,087)	$(59,973,368)	$(1,399,667)	$(80,676,119)

Net Assets

At beginning of year	$276,263,859	$329,616,889	$17,261,258	$443,240,375

At end of year	$251,237,772	$269,643,521	$15,861,591	$362,564,256

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of year	$(114,100)	$178,100	$(21,381)	$322,319

See	notes	to	financ ial	statements
49

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Statem e nts  of  Chang e s  in  Net  Asse ts

For the Year Ended September 30, 2008

Increase (Decrease) in Net Assets	Ohio Fund	Rhode Island Fund	West Virginia Fund

From operations —
Net investment income	$13,844,687	$2,459,445	$1,382,700
Net realized loss from investment transactions, financial futures
contracts and swap contracts	(4,362,900)	(996,310)	(786,612)
Net change in unrealized appreciation (depreciation) from
investments, financial futures contracts and swap contracts	(37,423,577)	(6,889,245)	(4,474,894)
Net decrease in net assets from operations	$(27,941,790)	$(5,426,110)	$(3,878,806)
Distributions to shareholders —
From net investment income
Class A	$(11,466,752)	$(1,856,445)	$(1,161,456)
Class B	(957,567)	(444,142)	(191,617)
Class C	(1,134,763)	(123,792)	(6,306)
Total distributions to shareholders	$(13,559,082)	$(2,424,379)	$(1,359,379)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$56,112,576	$6,766,671	$4,966,368
Class B	2,452,417	663,756	171,746
Class C	13,283,265	2,046,626	576,067
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,899,390	1,019,072	706,849
Class B	540,824	276,511	119,727
Class C	684,218	81,188	5,130
Cost of shares redeemed
Class A	(54,729,986)	(12,683,592)	(2,942,572)
Class B	(3,426,072)	(2,148,735)	(805,056)
Class C	(10,514,925)	(1,480,220)	—
Net asset value of shares exchanged
Class A	2,565,740	856,081	295,080
Class B	(2,565,740)	(856,081)	(295,080)
Contingent deferred sales charges
Class B	15,400	—	—
Net increase (decrease) in net assets from Fund share transactions	$11,317,107	$(5,458,723)	$2,798,259

Net decrease in net assets	$(30,183,765)	$(13,309,212)	$(2,439,926)

Net Assets
At beginning of year	$334,279,728	$64,033,341	$31,752,328
At end of year	$304,095,963	$50,724,129	$29,312,402

Accumulated distributions in excess of net investment
income included in net assets
At end of year	$(77,768)	$(37,456)	$(41,942)

See	notes	to	financ ial	statements
50

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS (Unaudited) CONT’D

Statem e nts   of   Cash   Flow s

For the Six Months Ended March 31, 2009

Cash Flows From Operating Activities	Massachusetts Fund	New York Fund

Net decrease in net assets from operations	$(10,767,902)	$(20,858,752)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(53,539,327)	(108,591,421)
Investments sold	97,117,714	158,139,001
Decrease in short-term investments, net	2,295,000	—
Net accretion/amortization of premium (discount)	(792,294)	(572,653)
Decrease in interest receivable	487,559	1,634,953
Increase in receivable for investments sold	(4,442,958)	(376,061)
Decrease in receivable for variation margin on open financial futures contracts	1,593,750	1,933,750
Decrease in receivable for open swap contracts	130,983	195,234
Decrease in payable for investments purchased	—	(453,519)
Increase in payable for when-issued securities	4,572,110	1,875,927
Increase in payable for variation margin on open financial futures contracts	217,187	546,000
Increase in payable for open swap contracts	1,727,239	2,464,517
Decrease in payable for closed swap contracts	(102,497)	(146,249)
Increase (decrease) in payable to affiliate for investment adviser fee	(16,017)	14,881
Decrease in payable to affiliate for distribution and service fees	(14,574)	(13,394)
Decrease in interest expense and fees payable	(182,458)	(337,173)
Decrease in accrued expenses	(57,480)	(65,013)
Net change in unrealized (appreciation) depreciation from investments	(3,431,057)	3,814,421
Net realized loss from investments	2,414,184	4,478,302
Net cash provided by operating activities	$37,209,162	$43,682,751

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$11,970,668	$23,582,736
Fund shares redeemed	(44,048,460)	(46,869,364)
Cash distributions paid, net of reinvestments	(2,922,236)	(3,195,779)
Proceeds from secured borrowings	7,420,000	12,615,000
Repayment of secured borrowings	(7,470,000)	(28,695,000)
Decrease in demand note payable	(800,000)	(1,100,000)
Decrease in due to custodian	(44,185)	—
Net cash used in financing activities	$(35,894,213)	$(43,662,407)

Net increase in cash	$1,314,949	$20,344
Cash at beginning of period	$—	$14,838
Cash at end of period	$1,314,949	$35,182

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$3,265,022	$5,645,502

See	notes	to	financ ial	statements
51

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	California Fund — Class A
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$9.170		$10.620	$11.080		$10.900	$10.860		$10.920

Income (loss) from operations
Net investment income(1)	$0.224		$0.456	$0.458		$0.486	$0.515		$0.548
Net realized and unrealized gain (loss)	(0.524)		(1.411)	(0.280)		0.181	0.037		(0.078)
Total income (loss) from operations	$(0.300)		$(0.955)	$0.178		$0.667	$0.552		$0.470

Less distributions
From net investment income	$(0.220)		$(0.450)	$(0.462)		$(0.487)	$(0.512)		$(0.530)
From net realized gain	—		(0.045)	(0.176)		—	—		—
Total distributions	$(0.220)		$(0.495)	$(0.638)		$(0.487)	$(0.512)		$(0.530)

Net asset value — End of period	$8.650		$9.170	$10.620		$11.080	$10.900		$10.860

Total Return(2)	(3.21	)%(8)	(9.32)%	1.61%		6.28%	5.18%		4.42%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$194,843		$232,090	$261,254		$233,618	$223,528		$227,878
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.93	%(3)	0.86%	0.84	%(4)	0.86%	0.88	%(5)	0.90	%(5)
Interest and fee expense(6)	0.26	%(3)	0.30%	0.33%		0.37%	0.23	%(5)	0.15	%(5)
Total expenses before custodian fee reduction	1.19	%(3)	1.16%	1.17	%(4)	1.23%	1.11	%(5)	1.05	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.93	%(3)	0.84%	0.82	%(4)	0.85%	0.87	%(5)	0.90	%(5)
Net investment income	5.24	%(3)	4.47%	4.22%		4.45%	4.71%		5.09%
Portfolio Turnover of the Portfolio(7)	—		—	—		—	—		18%
Portfolio Turnover of the Fund	10	%(8)	22%	41%		30%	23%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Annualized.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(8)	Not annualized.

See	notes	to	financ ial	statements
52

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	California Fund — Class B
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.480		$9.810	$10.260		$10.090	$10.060		$10.110

Income (loss) from operations
Net investment income(1)	$0.177		$0.351	$0.350		$0.374	$0.399		$0.483
Net realized and unrealized gain (loss)	(0.485)		(1.295)	(0.273)		0.171	0.030		(0.083)
Total income (loss) from operations	$(0.308)		$(0.944)	$0.077		$0.545	$0.429		$0.400

Less distributions
From net investment income	$(0.172)		$(0.341)	$(0.351)		$(0.375)	$(0.399)		$(0.455)
From net realized gain	—		(0.045)	(0.176)		—	—		—
Total distributions	$(0.172)		$(0.386)	$(0.527)		$(0.375)	$(0.399)		$(0.455)

Contigent deferred sales charges	$—		$—	$—		$—	$—		$0.005

Net asset value — End of period	$8.000		$8.480	$9.810		$10.260	$10.090		$10.060

Total Return(2)	(3.59	)%(9)	(9.91)%	0.73%		5.52%	4.50	%(3)	4.14%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,158		$3,371	$3,545		$4,090	$3,655		$1,983
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.68	%(4)	1.61%	1.59	%(5)	1.61%	1.63	%(6)	1.10	%(6)
Interest and fee expense(7)	0.26	%(4)	0.30%	0.33%		0.37%	0.23	%(6)	0.15	%(6)
Total expenses before custodian fee reduction	1.94	%(4)	1.91%	1.92	%(5)	1.98%	1.86	%(6)	1.25	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.68	%(4)	1.59%	1.57	%(5)	1.60%	1.62	%(6)	1.10	%(6)
Net investment income	4.48	%(4)	3.72%	3.48%		3.70%	3.94%		4.75%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		18%
Portfolio Turnover of the Fund	10	%(9)	22%	41%		30%	23%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
53

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	California Fund — Class C
	Six Months Ended								Period Ended
	March 31, 2009		Year Ended September 30,						September 30,
	(Unaudited)		2008	2007		2006	2005		2004(1)
Net asset value — Beginning of period	$8.480		$9.810	$10.250		$10.090	$10.060		$10.000

Income (loss) from operations
Net investment income(2)	$0.177		$0.351	$0.348		$0.366	$0.384		$0.033
Net realized and unrealized gain (loss)	(0.485)		(1.295)	(0.261)		0.169	0.045		0.062
Total income (loss) from operations	$(0.308)		$(0.944)	$0.087		$0.535	$0.429		$0.095

Less distributions
From net investment income	$(0.172)		$(0.341)	$(0.351)		$(0.375)	$(0.399)		$(0.035)
From net realized gain	—		(0.045)	(0.176)		—	—		—
Total distributions	$(0.172)		$(0.386)	$(0.527)		$(0.375)	$(0.399)		$(0.035)

Net asset value — End of period	$8.000		$8.480	$9.810		$10.250	$10.090		$10.060

Total Return(3)	(3.59)%(10)		(9.91)%	0.83%		5.42%	4.42	%(4)	0.86	%(10)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,338		$15,667	$11,465		$4,933	$1,725		$96
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.69	%(5)	1.61%	1.59	%(6)	1.61%	1.63	%(7)	1.65%(5)(7)
Interest and fee expense(8)	0.26	%(5)	0.30%	0.33%		0.37%	0.23	%(7)	0.15%(5)(7)
Total expenses before custodian fee reduction	1.95	%(5)	1.91%	1.92	%(6)	1.98%	1.86	%(7)	1.80%(5)(7)
Expenses after custodian fee reduction excluding interest and
fees	1.69	%(5)	1.59%	1.57	%(6)	1.60%	1.62	%(7)	1.65%(5)(7)
Net investment income	4.49	%(5)	3.73%	3.49%		3.62%	3.78%		4.24	%(5)
Portfolio Turnover of the Portfolio(9)	—		—	—		—	—		18%
Portfolio Turnover of the Fund	10	%(10)	22%	41%		30%	23%		—

(1)	For the period from the start of business, August 31, 2004, to September 30, 2004.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(10)	Not annualized.

See	notes	to	financ ial	statements
54

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	California Fund — Class I
	Six Months Ended		Period Ended
	March 31, 2009		September 30,
	(Unaudited)		2008(1)
Net asset value — Beginning of period	$9.170		$9.530

Income (loss) from operations
Net investment income(2)	$0.231		$0.277
Net realized and unrealized loss	(0.509)		(0.362)
Total loss from operations	$(0.278)		$(0.085)

Less distributions
From net investment income	$(0.232)		$(0.275)
Total distributions	$(0.232)		$(0.275)

Net asset value — End of period	$8.660		$9.170

Total Return(3)	(2.97	)%(7)	(1.08	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,037		$110
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.68	%(4)	0.63	%(4)
Interest and fee expense(5)	0.26	%(4)	0.30	%(4)
Total expenses before custodian fee reduction	0.94	%(4)	0.93	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.68	%(4)	0.60	%(4)
Net investment income	5.35	%(4)	4.79	%(4)
Portfolio Turnover	10	%(7)	22	%(6)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

See	notes	to	financ ial	statements
55

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Massachusetts Fund — Class A
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.050		$9.490	$9.850		$9.670	$9.660		$9.680

Income (loss) from operations
Net investment income(1)	$0.217		$0.428	$0.415		$0.432	$0.449		$0.484
Net realized and unrealized gain (loss)	(0.492)		(1.459)	(0.356)		0.180	0.017		(0.020)
Total income (loss) from operations	$(0.275)		$(1.031)	$0.059		$0.612	$0.466		$0.464

Less distributions
From net investment income	$(0.205)		$(0.409)	$(0.419)		$(0.432)	$(0.456)		$(0.484)
Total distributions	$(0.205)		$(0.409)	$(0.419)		$(0.432)	$(0.456)		$(0.484)

Net asset value — End of period	$7.570		$8.050	$9.490		$9.850	$9.670		$9.660

Total Return(2)	(3.35	)%(8)	(11.19)%	0.57%		6.51%	4.90%		4.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$177,872		$211,228	$254,366		$197,580	$156,382		$143,086
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.85	%(5)	0.78%	0.77	%(3)	0.79%	0.79%(3)(4)		0.81	%(4)
Interest and fee expense(6)	0.31	%(5)	0.25%	0.47%		0.42%	0.28	%(4)	0.11	%(4)
Total expenses before custodian fee reduction	1.16	%(5)	1.03%	1.24	%(3)	1.21%	1.07%(3)(4)		0.92	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.85	%(5)	0.77%	0.76	%(3)	0.77%	0.78%(3)(4)		0.81	%(4)
Net investment income	5.82	%(5)	4.73%	4.26%		4.48%	4.62%		5.05%
Portfolio Turnover of the Portfolio(7)	—		—	—		—	—		27%
Portfolio Turnover of the Fund	20	%(8)	31%	65%		28%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(8)	Not annualized.

See	notes	to	financ ial	statements
56

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Massachusetts Fund — Class B
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.050		$9.500	$9.850		$9.670	$9.650		$9.680

Income (loss) from operations
Net investment income(1)	$0.189		$0.360	$0.343		$0.362	$0.378		$0.414
Net realized and unrealized gain (loss)	(0.484)		(1.472)	(0.347)		0.179	0.026		(0.031)
Total income (loss) from operations	$(0.295)		$(1.112)	$(0.004)		$0.541	$0.404		$0.383

Less distributions
From net investment income	$(0.175)		$(0.338)	$(0.346)		$(0.361)	$(0.384)		$(0.413)
Total distributions	$(0.175)		$(0.338)	$(0.346)		$(0.361)	$(0.384)		$(0.413)

Net asset value — End of period	$7.580		$8.050	$9.500		$9.850	$9.670		$9.650

Total Return(2)	(3.61	)%(9)	(11.99)%	(0.07)%		5.73%	4.39	%(3)	4.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,434		$27,670	$40,938		$48,991	$54,708		$59,036
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.60	%(6)	1.53%	1.52	%(4)	1.54%	1.54%(4)(5)		1.56	%(5)
Interest and fee expense(7)	0.31	%(6)	0.25%	0.47%		0.42%	0.28	%(5)	0.11	%(5)
Total expenses before custodian fee reduction	1.91	%(6)	1.78%	1.99	%(4)	1.96%	1.82%(4)(5)		1.67	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.60	%(6)	1.52%	1.51	%(4)	1.52%	1.53%(4)(5)		1.56	%(5)
Net investment income	5.08	%(6)	3.98%	3.52%		3.75%	3.88%		4.26%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		27%
Portfolio Turnover of the Fund	20	%(9)	31%	65%		28%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Annualized.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
57

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Massachusetts Fund — Class C
	Six Months Ended					Period Ended
	March 31, 2009		Year Ended September 30,			September 30,
	(Unaudited)		2008	2007		2006	(1)
Net asset value — Beginning of period	$8.050		$9.500	$9.850		$9.610

Income (loss) from operations
Net investment income(2)	$0.189		$0.361	$0.342		$0.136
Net realized and unrealized gain (loss)	(0.484)		(1.473)	(0.346)		0.254
Total income (loss) from operations	$(0.295)		$(1.112)	$(0.004)		$0.390

Less distributions
From net investment income	$(0.175)		$(0.338)	$(0.346)		$(0.150)
Total distributions	$(0.175)		$(0.338)	$(0.346)		$(0.150)

Net asset value — End of period	$7.580		$8.050	$9.500		$9.850

Total Return(3)	(3.61	)%(8)	(11.99)%	(0.07)%		4.10	%(8)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,048		$17,704	$17,583		$2,825
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.60	%(5)	1.54%	1.51	%(4)	1.54	%(5)
Interest and fee expense(6)	0.31	%(5)	0.25%	0.47%		0.42	%(5)
Total expenses before custodian fee reduction	1.91	%(5)	1.79%	1.98	%(4)	1.96	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.60	%(5)	1.52%	1.50	%(4)	1.52	%(5)
Net investment income	5.09	%(5)	3.99%	3.53%		3.40	%(5)
Portfolio Turnover	20	%(8)	31%	65%		28	%(7)

(1)	For the period from the start of business, May 2, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the Fund’s year ended September 30, 2006.
(8)	Not annualized.

See	notes	to	financ ial	statements
58

Eaton Vance Municipals Funds as o f M ar c h 31, 200

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Massachusetts Fund — Class I
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.050		$9.490	$9.850		$9.670	$9.650		$9.680

Income (loss) from operations
Net investment income(1)	$0.224		$0.446	$0.435		$0.453	$0.468		$0.504
Net realized and unrealized gain (loss)	(0.491)		(1.458)	(0.356)		0.178	0.027		(0.031)
Total income (loss) from operations	$(0.267)		$(1.012)	$0.079		$0.631	$0.495		$0.473

Less distributions
From net investment income	$(0.213)		$(0.428)	$(0.439)		$(0.451)	$(0.475)		$(0.503)
Total distributions	$(0.213)		$(0.428)	$(0.439)		$(0.451)	$(0.475)		$(0.503)

Net asset value — End of period	$7.570		$8.050	$9.490		$9.850	$9.670		$9.650

Total Return(2)	(3.25	)%(9)	(11.00)%	0.77%		6.72%	5.43	%(3)	5.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,952		$13,042	$16,730		$13,227	$11,701		$8,321
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.65	%(6)	0.58%	0.57	%(4)	0.59%	0.59%(4)(5)		0.61	%(5)
Interest and fee expense(7)	0.31	%(6)	0.25%	0.47%		0.42%	0.28	%(5)	0.11	%(5)
Total expenses before custodian fee reduction	0.96	%(6)	0.83%	1.04	%(4)	1.01%	0.87%(4)(5)		0.72	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.65	%(6)	0.57%	0.56	%(4)	0.57%	0.58%(4)(5)		0.61	%(5)
Net investment income	6.02	%(6)	4.93%	4.47%		4.69%	4.81%		5.23%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		27%
Portfolio Turnover of the Fund	20	%(9)	31%	65%		28%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Annualized.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
59

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Mississippi Fund — Class A
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.620		$9.540	$9.690		$9.610	$9.720		$9.840

Income (loss) from operations
Net investment income(1)	$0.205		$0.397	$0.410		$0.417	$0.428		$0.455
Net realized and unrealized gain (loss)	(0.384)		(0.917)	(0.155)		0.075	(0.099)		(0.116)
Total income (loss) from operations	$(0.179)		$(0.520)	$0.255		$0.492	$0.329		$0.339

Less distributions
From net investment income	$(0.201)		$(0.400)	$(0.405)		$(0.412)	$(0.439)		$(0.459)
Total distributions	$(0.201)		$(0.400)	$(0.405)		$(0.412)	$(0.439)		$(0.459)

Net asset value — End of period	$8.240		$8.620	$9.540		$9.690	$9.610		$9.720

Total Return(2)	(2.04	)%(8)	(5.64)%	2.67%		5.26%	3.44%		3.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,792		$13,510	$14,635		$15,154	$12,901		$11,379
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.01	%(3)	0.92%	0.81	%(4)	0.81%	0.86	%(5)	0.84	%(5)
Interest and fee expense(6)	0.03	%(3)	0.12%	0.26%		0.19%	0.12	%(5)	0.06	%(5)
Total expenses before custodian fee reduction	1.04	%(3)	1.04%	1.07	%(4)	1.00%	0.98	%(5)	0.90	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.00	%(3)	0.90%	0.79	%(4)	0.78%	0.84	%(5)	0.83	%(5)
Net investment income	5.05	%(3)	4.26%	4.26%		4.34%	4.41%		4.70%
Portfolio Turnover of the Portfolio(7)	—		—	—		—	—		15%
Portfolio Turnover of the Fund	11	%(8)	23%	16%		22%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Annualized.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(8)	Not annualized.

See	notes	to	financ ial	statements
60

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Mississippi Fund — Class B
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.820		$9.760	$9.910		$9.830	$9.940		$10.060

Income (loss) from operations
Net investment income(1)	$0.179		$0.335	$0.345		$0.354	$0.365		$0.393
Net realized and unrealized gain (loss)	(0.397)		(0.940)	(0.155)		0.073	(0.100)		(0.119)
Total income (loss) from operations	$(0.218)		$(0.605)	$0.190		$0.427	$0.265		$0.274

Less distributions
From net investment income	$(0.172)		$(0.335)	$(0.340)		$(0.347)	$(0.375)		$(0.394)
Total distributions	$(0.172)		$(0.335)	$(0.340)		$(0.347)	$(0.375)		$(0.394)

Net asset value — End of period	$8.430		$8.820	$9.760		$9.910	$9.830		$9.940

Total Return(2)	(2.44	)%(9)	(6.37)%	1.94%		4.44%	2.86	%(3)	2.79%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,689		$2,035	$2,626		$4,077	$5,291		$6,013
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.75	%(4)	1.67%	1.56	%(6)	1.56%	1.61	%(5)	1.59	%(5)
Interest and fee expense(7)	0.03	%(4)	0.12%	0.26%		0.19%	0.12	%(5)	0.06	%(5)
Total expenses before custodian fee reduction	1.78	%(4)	1.79%	1.82	%(6)	1.75%	1.73	%(5)	1.65	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.75	%(4)	1.65%	1.54	%(6)	1.53%	1.59	%(5)	1.58	%(5)
Net investment income	4.30	%(4)	3.51%	3.50%		3.61%	3.68%		3.93%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		15%
Portfolio Turnover of the Fund	11	%(9)	23%	16%		22%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Annualized.
(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
61

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Mississippi Fund — Class C
	Six Months Ended		Period Ended
	March 31, 2009		September 30,
	(Unaudited)		2008(1)
Net asset value — Beginning of period	$8.820		$9.670

Income (loss) from operations
Net investment income(2)	$0.180		$0.276
Net realized and unrealized loss	(0.398)		(0.850)
Total loss from operations	$(0.218)		$(0.574)

Less distributions
From net investment income	$(0.172)		$(0.276)
Total distributions	$(0.172)		$(0.276)

Net asset value — End of period	$8.430		$8.820

Total Return(3)	(2.44	)%(7)	(6.07	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$310		$318
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.75	%(4)	1.68	%(4)
Interest and fee expense(5)	0.03	%(4)	0.12	%(4)
Total expenses before custodian fee reduction	1.78	%(4)	1.80	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.75	%(4)	1.66	%(4)
Net investment income	4.32	%(4)	3.57	%(4)
Portfolio Turnover	11	%(7)	23	%(6)

(1)	For the period from the start of business, December 4, 2007, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

See	notes	to	financ ial	statements
62

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	New York Fund — Class A
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.850		$10.400	$10.750		$10.700	$10.800		$10.920

Income (loss) from operations
Net investment income(1)	$0.229		$0.471	$0.466		$0.476	$0.502		$0.542
Net realized and unrealized gain (loss)	(0.700)		(1.563)	(0.305)		0.170	(0.090)		(0.049)
Total income (loss) from operations	$(0.471)		$(1.092)	$0.161		$0.646	$0.412		$0.493

Less distributions
From net investment income	$(0.229)		$(0.458)	$(0.458)		$(0.473)	$(0.512)		$(0.587)
From net realized gain	—		—	(0.053)		(0.123)	—		(0.026)
Total distributions	$(0.229)		$(0.458)	$(0.511)		$(0.596)	$(0.512)		$(0.613)

Net asset value — End of period	$8.150		$8.850	$10.400		$10.750	$10.700		$10.800

Total Return(2)	(5.25	)%(8)	(10.86)%	1.50%		6.29%	3.88%		4.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$275,361		$319,101	$400,671		$393,479	$357,652		$335,153
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.86	%(3)	0.78%	0.77	%(4)	0.79%	0.80	%(5)	0.82	%(5)
Interest and fee expense(6)	0.30	%(3)	0.38%	0.48%		0.48%	0.35	%(5)	0.19	%(5)
Total expenses before custodian fee reduction	1.16	%(3)	1.16%	1.25	%(4)	1.27%	1.15	%(5)	1.01	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.86	%(3)	0.77%	0.75	%(4)	0.78%	0.79	%(5)	0.82	%(5)
Net investment income	5.72	%(3)	4.71%	4.39%		4.50%	4.65%		5.07%
Portfolio Turnover of the Portfolio(7)	—		—	—		—	—		26%
Portfolio Turnover of the Fund	30	%(8)	45%	35%		34%	45%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Annualized.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(8)	Not annualized.

See	notes	to	financ ial	statements
63

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	New York Fund — Class B
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.870		$10.420	$10.760		$10.700	$10.800		$10.910

Income (loss) from operations
Net investment income(1)	$0.200		$0.397	$0.386		$0.396	$0.415		$0.533
Net realized and unrealized gain (loss)	(0.714)		(1.566)	(0.295)		0.181	(0.083)		(0.084)
Total income (loss) from operations	$(0.514)		$(1.169)	$0.091		$0.577	$0.332		$0.449

Less distributions
From net investment income	$(0.196)		$(0.381)	$(0.378)		$(0.394)	$(0.432)		$(0.540)
From net realized gain	—		—	(0.053)		(0.123)	—		(0.024)
Total distributions	$(0.196)		$(0.381)	$(0.431)		$(0.517)	$(0.432)		$(0.564)

Contigent deferred sales charges	$—		$—	$—		$—	$—		$0.005

Net asset value — End of period	$8.160		$8.870	$10.420		$10.760	$10.700		$10.800

Total Return(2)	(5.74	)%(9)	(11.53)%	0.83%		5.59%	3.27	%(3)	4.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,228		$10,552	$11,439		$9,488	$6,189		$2,984
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61	%(4)	1.53%	1.51	%(5)	1.54%	1.55	%(6)	0.93	% (6)
Interest and fee expense(7)	0.30	%(4)	0.38%	0.48%		0.48%	0.35	%(6)	0.19	%(6)
Total expenses before custodian fee reduction	1.91	%(4)	1.91%	1.99	%(5)	2.02%	1.90	%(6)	1.12	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.61	%(4)	1.52%	1.50	%(5)	1.53%	1.54	%(6)	0.93	%(6)
Net investment income	4.97	%(4)	3.96%	3.63%		3.74%	3.84%		4.86%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		26%
Portfolio Turnover of the Fund	30	% (9)	45%	35%		34%	45%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
64

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	New York Fund — Class C
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.860		$10.400	$10.750		$10.700	$10.800		$11.070

Income (loss) from operations
Net investment income(1)	$0.199		$0.396	$0.383		$0.391	$0.408		$0.448
Net realized and unrealized gain (loss)	(0.703)		(1.556)	(0.302)		0.176	(0.077)		(0.222)
Total income (loss) from operations	$(0.504)		$(1.160)	$0.081		$0.567	$0.331		$0.226

Less distributions
From net investment income	$(0.196)		$(0.380)	$(0.378)		$(0.394)	$(0.431)		$(0.467)
From net realized gain	—		—	(0.053)		(0.123)	—		(0.029)
Total distributions	$(0.196)		$(0.380)	$(0.431)		$(0.517)	$(0.431)		$(0.496)

Net asset value — End of period	$8.160		$8.860	$10.400		$10.750	$10.700		$10.800

Total Return(2)	(5.63	)%(9)	(11.46)%	0.73%		5.50%	3.20	%(3)	1.99%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,188		$32,684	$31,131		$13,889	$4,702		$940
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61	%(4)	1.53%	1.51	%(5)	1.54%	1.54	%(6)	1.56	%(6)
Interest and fee expense(7)	0.30	%(4)	0.38%	0.48%		0.48%	0.35	%(6)	0.19	%(6)
Total expenses before custodian fee reduction	1.91	%(4)	1.91%	1.99	%(5)	2.02%	1.89	%(6)	1.75	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.61	%(4)	1.52%	1.50	%(5)	1.53%	1.53	%(6)	1.56	%(6)
Net investment income	4.97	%(4)	3.97%	3.62%		3.70%	3.78%		4.17%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		26%
Portfolio Turnover of the Fund	30	%(9)	45%	35%		34%	45%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
65

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	New York Fund — Class I
	Six Months Ended		Period Ended
	March 31, 2009		September 30,
	(Unaudited)		2008(1)
Net asset value — Beginning of period	$8.850		$9.340

Income (loss) from operations
Net investment income(2)	$0.236		$0.290
Net realized and unrealized loss	(0.709)		(0.504)
Total loss from operations	$(0.473)		$(0.214)

Less distributions
From net investment income	$(0.237)		$(0.276)
Total distributions	$(0.237)		$(0.276)

Net asset value — End of period	$8.140		$8.850

Total Return(3)	(5.27	)%(7)	(2.51	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$908		$227
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.70	%(4)	0.61	%(4)
Interest and fee expense(5)	0.30	%(4)	0.38	%(4)
Total expenses before custodian fee reduction	1.00	%(4)	0.99	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.70	%(4)	0.58	%(4)
Net investment income	5.93	%(4)	5.09	%(4)
Portfolio Turnover	30	%(7)	45	%(6)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

See	notes	to	financ ial	statements
66

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Ohio Fund — Class A
	Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.140		$9.240	$9.450		$9.320	$9.180		$9.230

Income (loss) from operations
Net investment income(1)	$0.190		$0.384	$0.382		$0.420	$0.464		$0.491
Net realized and unrealized gain (loss)	(0.110)		(1.108)	(0.197)		0.137	0.142		(0.034)
Total income (loss) from operations	$0.080		$(0.724)	$0.185		$0.557	$0.606		$0.457

Less distributions
From net investment income	$(0.190)		$(0.376)	$(0.395)		$(0.427)	$(0.466)		$(0.507)
Total distributions	$(0.190)		$(0.376)	$(0.395)		$(0.427)	$(0.466)		$(0.507)

Net asset value — End of period	$8.030		$8.140	$9.240		$9.450	$9.320		$9.180

Total Return(2)	1.05	%(8)	(8.09)%	1.98%		6.15%	6.71%		5.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$246,946		$251,447	$274,850		$182,719	$140,355		$126,212
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.83	%(3)	0.77%	0.77	%(4)	0.78%	0.82	%(5)	0.85	%(5)
Interest and fee expense(6)	0.12	%(3)	0.20%	0.31%		0.47%	0.35	%(5)	0.25	%(5)
Total expenses before custodian fee reduction	0.95	%(3)	0.97%	1.08	%(4)	1.25%	1.17	%(5)	1.10	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.83	%(3)	0.75%	0.74	%(4)	0.75%	0.81	%(5)	0.85	%(5)
Net investment income	4.84	%(3)	4.28%	4.09%		4.53%	4.97%		5.38%
Portfolio Turnover of the Portfolio(7)	—		—	—		—	—		9%
Portfolio Turnover of the Fund	7	%(8)	30%	39%		24%	28%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Annualized.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(8)	Not annualized.

See	notes	to	financ ial	statements
67

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Ohio Fund — Class C
	Six Months Ended					Period Ended
	March 31, 2009		Year Ended September 30,			September 30,
	(Unaudited)		2008	2007		2006(1)
Net asset value — Beginning of period	$8.130		$9.240	$9.440		$9.300

Income (loss) from operations
Net investment income(2)	$0.160		$0.316	$0.310		$0.211
Net realized and unrealized gain (loss)	(0.101)		(1.118)	(0.186)		0.160
Total income (loss) from operations	$0.059		$(0.802)	$0.124		$0.371

Less distributions
From net investment income	$(0.159)		$(0.308)	$(0.324)		$(0.231)
Total distributions	$(0.159)		$(0.308)	$(0.324)		$(0.231)

Net asset value — End of period	$8.030		$8.130	$9.240		$9.440

Total Return(3)	0.53	%(8)	(8.91)%	1.32%		4.06	%(8)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,176		$30,157	$30,804		$8,294
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.59	%(4)	1.52%	1.52	%(5)	1.53	%(4)
Interest and fee expense(6)	0.12	%(4)	0.20%	0.31%		0.47	%(4)
Total expenses before custodian fee reduction	1.71	%(4)	1.72%	1.83	%(5)	2.00	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.58	%(4)	1.50%	1.49	%(5)	1.50	%(4)
Net investment income	4.10	%(4)	3.53%	3.33%		3.45	%(4)
Portfolio Turnover	7	%(8)	30%	39%		24	%(7)

(1)	For the period from the start of business, February 3, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the Fund’s year ended September 30, 2006.
(8)	Not annualized.

See	notes	to	financ ial	statements
68

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Rhode Island Fund — Class A
	Six Months Ended
	March 31, 2009			Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.380		$9.640	$9.860		$9.760	$9.780		$9.760

Income (loss) from operations
Net investment income(1)	$0.199		$0.411	$0.411		$0.423	$0.441		$0.462
Net realized and unrealized gain (loss)	(0.358)		(1.265)	(0.225)		0.106	(0.014)		0.028
Total income (loss) from operations	$(0.159)		$(0.854)	$0.186		$0.529	$0.427		$0.490

Less distributions
From net investment income	$(0.201)		$(0.406)	$(0.406)		$(0.429)	$(0.447)		$(0.470)
Total distributions	$(0.201)		$(0.406)	$(0.406)		$(0.429)	$(0.447)		$(0.470)

Net asset value — End of period	$8.020		$8.380	$9.640		$9.860	$9.760		$9.780

Total Return(2)	(1.82	)%(8)	(9.14)%	1.91%		5.56%	4.44%		5.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,584		$37,003	$46,764		$39,291	$29,745		$26,558
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.80	%(5)	0.79%	0.74	%(3)	0.75%	0.77	%(4)	0.77	%(4)
Interest and fee expense(6)	0.12	%(5)	0.17%	0.40%		0.35%	0.18	%(4)	0.10	%(4)
Total expenses before custodian fee reduction	0.92	%(5)	0.96%	1.14	%(3)	1.10%	0.95	%(4)	0.87	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.80	%(5)	0.77%	0.69	%(3)	0.72%	0.75	%(4)	0.77	%(4)
Net investment income	5.09	%(5)	4.43%	4.20%		4.34%	4.49%		4.74%
Portfolio Turnover of the Portfolio(7)	—		—	—		—	—		16%
Portfolio Turnover of the Fund	14	%(8)	8%	14%		19%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(8)	Not annualized.

See	notes	to	financ ial	statements
69

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Rhode Island Fund — Class B
	Six Months Ended
	March 31, 2009			Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.570		$9.860	$10.080		$9.980	$10.000		$9.990

Income (loss) from operations
Net investment income(1)	$0.174		$0.349	$0.345		$0.361	$0.377		$0.401
Net realized and unrealized gain (loss)	(0.361)		(1.298)	(0.224)		0.103	(0.015)		0.016
Total income (loss) from operations	$(0.187)		$(0.949)	$0.121		$0.464	$0.362		$0.417

Less distributions
From net investment income	$(0.173)		$(0.341)	$(0.341)		$(0.364)	$(0.382)		$(0.407)
Total distributions	$(0.173)		$(0.341)	$(0.341)		$(0.364)	$(0.382)		$(0.407)

Net asset value — End of period	$8.210		$8.570	$9.860		$10.080	$9.980		$10.000

Total Return(2)	(2.12	)%(9)	(9.87)%	1.20%		4.76%	3.83	%(3)	4.25%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,362		$10,286	$13,989		$18,564	$22,793		$25,084
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55	%(6)	1.54%	1.49	%(4)	1.50%	1.52	%(5)	1.52	%(5)
Interest and fee expense(7)	0.12	%(6)	0.17%	0.40%		0.35%	0.18	%(5)	0.10	%(5)
Total expenses before custodian fee reduction	1.67	%(6)	1.71%	1.89	%(4)	1.85%	1.70	%(5)	1.62	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.55	%(6)	1.52%	1.44	%(4)	1.47%	1.50	%(5)	1.52	%(5)
Net investment income	4.36	%(6)	3.68%	3.45%		3.62%	3.76%		4.00%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		16%
Portfolio Turnover of the Fund	14	%(9)	8%	14%		19%	15%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects an increase of 0.15% due to a change in the timing of payment and reinvestment of distributions.
(4)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Annualized.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
70

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	Rhode Island Fund — Class C
	Six Months Ended					Period Ended
	March 31, 2009		Year Ended September 30,			September 30,
	(Unaudited)		2008	2007		2006(1)
Net asset value — Beginning of period	$8.580		$9.870	$10.090		$10.040

Income (loss) from operations
Net investment income(2)	$0.175		$0.347	$0.344		$0.173
Net realized and unrealized gain (loss)	(0.362)		(1.296)	(0.223)		0.065
Total income (loss) from operations	$(0.187)		$(0.949)	$0.121		$0.238

Less distributions
From net investment income	$(0.173)		$(0.341)	$(0.341)		$(0.188)
Total distributions	$(0.173)		$(0.341)	$(0.341)		$(0.188)

Net asset value — End of period	$8.220		$8.580	$9.870		$10.090

Total Return(3)	(2.12	)%(8)	(9.85)%	1.20%		2.40	%(8)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,224		$3,435	$3,281		$428
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55	%(4)	1.54%	1.48	%(5)	1.50	%(4)
Interest and fee expense(6)	0.12	%(4)	0.17%	0.40%		0.35	%(4)
Total expenses before custodian fee reduction	1.67	%(4)	1.71%	1.88	%(5)	1.85	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.55	%(4)	1.52%	1.44	%(5)	1.47	%(4)
Net investment income	4.36	%(4)	3.66%	3.45%		3.23	%(4)
Portfolio Turnover	14	%(8)	8%	14%		19	%(7)

(1)	For the period from the start of business, March 20, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the Fund’s year ended September 30, 2006.
(8)	Not annualized.

See	notes	to	financ ial	statements
71

Eaton Vance Municipals Funds as o f M ar c h 31, 200

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	West Virginia Fund — Class A
	Six Months Ended
	March 31, 2009			Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.210		$9.690	$9.870		$9.750	$9.810		$9.880

Income (loss) from operations
Net investment income(1)	$0.199		$0.405	$0.402		$0.415	$0.434		$0.462
Net realized and unrealized gain (loss)	(0.472)		(1.485)	(0.181)		0.110	(0.053)		(0.081)
Total income (loss) from operations	$(0.273)		$(1.080)	$0.221		$0.525	$0.381		$0.381

Less distributions
From net investment income	$(0.197)		$(0.400)	$(0.401)		$(0.405)	$(0.441)		$(0.451)
Total distributions	$(0.197)		$(0.400)	$(0.401)		$(0.405)	$(0.441)		$(0.451)

Net asset value — End of period	$7.740		$8.210	$9.690		$9.870	$9.750		$9.810

Total Return(2)	(3.26	)%(8)	(11.46)%	2.26%		5.53%	3.95%		3.94%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,417		$24,379	$25,703		$22,812	$21,249		$18,670
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.82	%(4)	0.79%	0.75	%(3)	0.75%	0.79	%(5)	0.79	%(5)
Interest and fee expense(6)	0.07	%(4)	0.14%	0.25%		0.18%	0.06	%(5)	0.03	%(5)
Total expenses before custodian fee reduction	0.89	%(4)	0.93%	1.00	%(3)	0.93%	0.85	%(5)	0.82	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.82	%(4)	0.77%	0.71	%(3)	0.72%	0.78	%(5)	0.78	%(5)
Net investment income	5.24	%(4)	4.40%	4.10%		4.26%	4.42%		4.73%
Portfolio Turnover of the Portfolio(7)	—		—	—		—	—		12%
Portfolio Turnover of the Fund	5	%(8)	15%	31%		20%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Annualized.
(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(8)	Not annualized.

See	notes	to	financ ial	statements
72

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	West Virginia Fund — Class B
	Six Months Ended
	March 31, 2009			Year Ended September 30,
	(Unaudited)		2008	2007		2006	2005		2004
Net asset value — Beginning of period	$8.370		$9.870	$10.060		$9.930	$10.000		$10.080

Income (loss) from operations
Net investment income(1)	$0.174		$0.345	$0.335		$0.350	$0.378		$0.395
Net realized and unrealized gain (loss)	(0.476)		(1.513)	(0.191)		0.118	(0.073)		(0.087)
Total income (loss) from operations	$(0.302)		$(1.168)	$0.144		$0.468	$0.305		$0.308

Less distributions
From net investment income	$(0.168)		$(0.332)	$(0.334)		$(0.338)	$(0.375)		$(0.388)
Total distributions	$(0.168)		$(0.332)	$(0.334)		$(0.338)	$(0.375)		$(0.388)

Net asset value — End of period	$7.900		$8.370	$9.870		$10.060	$9.930		$10.000

Total Return(2)	(3.55	)%(9)	(12.10)%	1.43%		4.82%	3.26	%(3)	3.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,788		$4,406	$6,049		$7,002	$8,287		$8,550
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.57	%(4)	1.54%	1.49	%(5)	1.50%	1.54	%(6)	1.55	%(6)
Interest and fee expense(7)	0.07	%(4)	0.14%	0.25%		0.18%	0.06	%(6)	0.03	%(6)
Total expenses before custodian fee reduction	1.64	%(4)	1.68%	1.74	%(5)	1.68%	1.60	%(6)	1.58	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.57	%(4)	1.52%	1.46	%(5)	1.47%	1.53	%(6)	1.54	%(6)
Net investment income	4.49	%(4)	3.67%	3.35%		3.53%	3.78%		3.91%
Portfolio Turnover of the Portfolio(8)	—		—	—		—	—		12%
Portfolio Turnover of the Fund	5	%(9)	15%	31%		20%	21%		—

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(9)	Not annualized.

See	notes	to	financ ial	statements
73

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

FINANCIAL S TATEMENTS CO N T ’ D

Financ ial Hig hlig hts

	West Virginia Fund — Class C
	Six Months Ended		Period Ended
	March 31, 2009		September 30,
	(Unaudited)		2008(1)
Net asset value — Beginning of period	$8.390		$9.700

Income (loss) from operations
Net investment income(2)	$0.174		$0.280
Net realized and unrealized loss	(0.475)		(1.316)
Total loss from operations	$(0.301)		$(1.036)

Less distributions
From net investment income	$(0.169)		$(0.274)
Total distributions	$(0.169)		$(0.274)

Net asset value — End of period	$7.920		$8.390

Total Return(3)	(3.42	)%(7)	(10.99	)%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$429		$527
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.58	%(4)	1.55	%(4)
Interest and fee expense(5)	0.07	%(4)	0.14	%(4)
Total expenses before custodian fee reduction	1.65	%(4)	1.69	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.57	%(4)	1.53	%(4)
Net investment income	4.50	%(4)	3.71	%(4)
Portfolio Turnover	5	%(7)	15	%(6)

(1)	For the period from the start of business, December 4, 2007, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Annualized.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(6)	For the Fund’s year ended September 30, 2008.
(7)	Not annualized.

See	notes	to	financ ial	statements
74

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited)

1 Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.  The Trust presently consists of twenty-seven funds, seven of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Ohio Fund offers two classes of shares. The Mississippi Fund, Rhode Island Fund and West Virginia Fund offer three classes of shares. The California Fund, Massachusetts Fund and New York Fund offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. The Ohio Fund previously offered Class B shares. Such offering was discontinued during the six months ended March 31, 2009. At the close of business on December 5, 2008, the Ohio Fund’s Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/ dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2008, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
California	$658,740	September 30, 2016
Massachusetts	856,779	September 30, 2010
	1,430,573	September 30, 2011
	355,911	September 30, 2012
	1,751,809	September 30, 2013
	440,164	September 30, 2015
	91,224	September 30, 2016
Mississippi	178,181	September 30, 2013
New York	108,787	September 30, 2015
	2,215,774	September 30, 2016
Ohio	5,839,721	September 30, 2011
	1,709,089	September 30, 2013
	240,163	September 30, 2016
Rhode Island	384,825	September 30, 2013
	71,778	September 30, 2016
West Virginia	529,815	September 30, 2013
	33,749	September 30, 2016

Additionally, at September 30, 2008, the California Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund had net capital losses of $6,350,688, $11,921,921, $123,229, $6,686,305, $4,726,863, $972,642 and $764,838, respectively, attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2009.

As of March 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2009, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

		Interest Rate
		or Range of	Collateral for
	Floating Rate	Interest	Floating Rate
Fund	Notes Outstanding	Rates (%)	Notes Outstanding
California	$18,720,000	0.42 – 0.79	$27,236,945
Massachusetts	29,915,000	0.44 – 1.97	41,424,693
Mississippi	165,000	0.47	267,524
New York	37,150,000	0.44 – 0.54	51,880,014
Ohio	7,470,000	0.84 – 1.97	12,295,640
Rhode Island	1,415,000	0.47 – 1.97	2,517,006
West Virginia	370,000	1.97	714,318

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of March 31, 2009.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

N Interim Financial Statements — The interim financial statements relating to March 31, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds’ management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table (except for California Fund) and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate
Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20%	2.00%
$40 million up to $500 million	0.30%	3.00%

On average daily net assets of $500 million or more, the rates are further reduced. For California Fund, the annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates as daily net assets exceed that level.

For the six months ended March 31, 2009, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate
California	$531,985	0.49%
Massachusetts	529,313	0.46
Mississippi	11,710	0.16
New York	764,579	0.49
Ohio	630,891	0.47
Rhode Island	62,276	0.28
West Virginia	27,864	0.21

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the six months ended March 31, 2009 were as follows:

	EVM’s
	Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges
California	$2,369	$7,632
Massachusetts	3,037	5,069
Mississippi	217	788
New York	4,402	9,958
Ohio	3,536	13,442
Rhode Island	679	562
West Virginia	462	3,550

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the six months ended March 31, 2009 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees
California	$262,513
Massachusetts	180,219
Mississippi	12,590
New York	275,615
Ohio	237,877
Rhode Island	32,508
West Virginia	22,220

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during the six months ended March 31, 2009 with respect to Class B of the Ohio Fund. For the six months ended March 31, 2009, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (annualized) (0.00% for Class B of Ohio Fund) of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees
California	$11,363	$45,431
Massachusetts	88,388	54,627
Mississippi	6,946	994
New York	34,551	111,439
Ohio	—	98,960
Rhode Island	32,749	12,434
West Virginia	14,331	1,567

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

At March 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
California	$41,000	$974,000
Massachusetts	118,000	1,586,000
Mississippi	487,000	176,000
New York	298,000	2,570,000
Ohio	—	2,652,000
Rhode Island	1,009,000	338,000
West Virginia	544,000	36,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended March 31, 2009 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees
California	$3,938	$15,838
Massachusetts	23,570	14,568
Mississippi	1,852	265
New York	9,214	29,717
Ohio	7,897	26,390
Rhode Island	8,733	3,316
West Virginia	3,822	418

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the six months ended March 31, 2009, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B		Class C
California	$17,700	$4,000		$3,800
Massachusetts	7,900	18,400		100
Mississippi	—	1,400		12,100
New York	23,900	15,400		7,400
Ohio	1,400	20,200	*	10,800
Rhode Island	—	4,200		—
West Virginia	—	5,900		800

* Includes $19,600 that was paid directly to the Ohio Fund for days when no Uncovered Distribution Charges existed.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended March 31, 2009 were as follows:

Fund	Purchases	Sales
California	$25,327,410	$67,400,246
Massachusetts	53,539,327	97,117,714
Mississippi	1,680,836	2,362,052
New York	108,591,421	158,139,001
Ohio	19,199,453	67,100,018
Rhode Island	6,531,668	12,560,973
West Virginia	1,292,397	4,582,106

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Fund
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class A	(Unaudited)	2008
Sales	1,345,634	5,220,517
Issued to shareholders electing to receive
payments of distributions in Fund shares	344,578	659,341
Redemptions	(4,492,680)	(5,188,449)
Exchange from Class B shares	9,313	13,119
Net increase (decrease)	(2,793,155)	704,528

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class B	(Unaudited)	2008
Sales	57,558	98,168
Issued to shareholders electing to receive
payments of distributions in Fund shares	4,500	7,565
Redemptions	(55,101)	(55,072)
Exchange to Class A shares	(10,047)	(14,175)
Net increase (decrease)	(3,090)	36,486

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class C	(Unaudited)	2008
Sales	162,244	1,074,117
Issued to shareholders electing to receive
payments of distributions in Fund shares	19,939	31,914
Redemptions	(613,614)	(425,937)
Net increase (decrease)	(431,431)	680,094

	Six Months Ended	Period Ended
	March 31, 2009	September 30,
Class I	(Unaudited)	2008 (1)
Sales	224,939	11,954
Issued to shareholders electing to receive
payments of distributions in Fund shares	1,521	—
Redemptions	(3,195)	—
Net increase	223,265	11,954

Massachusetts Fund
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class A	(Unaudited)	2008
Sales	1,327,402	5,897,217
Issued to shareholders electing to receive
payments of distributions in Fund shares	350,188	683,855
Redemptions	(4,639,014)	(7,552,500)
Exchange from Class B shares	213,632	420,940
Net decrease	(2,747,792)	(550,488)

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class B	(Unaudited)	2008
Sales	104,645	152,143
Issued to shareholders electing to receive
payments of distributions in Fund shares	39,201	79,716
Redemptions	(405,672)	(686,781)
Exchange to Class A shares	(213,335)	(420,602)
Net decrease	(475,161)	(875,524)

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class C	(Unaudited)	2008
Sales	181,654	1,008,665
Issued to shareholders electing to receive
payments of distributions in Fund shares	32,362	58,616
Redemptions	(558,399)	(720,885)
Net increase (decrease)	(344,383)	346,396

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class I	(Unaudited)	2008
Sales	89	405,080
Issued to shareholders electing to receive
payments of distributions in Fund shares	15,267	28,146
Redemptions	(321,239)	(575,063)
Net decrease	(305,883)	(141,837)

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

Mississippi Fund
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class A	(Unaudited)	2008
Sales	83,771	240,019
Issued to shareholders electing to receive
payments of distributions in Fund shares	25,241	42,283
Redemptions	(140,546)	(251,947)
Exchange from Class B shares	17,743	2,964
Net increase (decrease)	(13,791)	33,319

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class B	(Unaudited)	2008
Sales	3,421	1,417
Issued to shareholders electing to receive
payments of distributions in Fund shares	2,786	4,994
Redemptions	(19,164)	(41,999)
Exchange to Class A shares	(17,324)	(2,790)
Net decrease	(30,281)	(38,378)

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class C	(Unaudited)	2008(2)
Sales	9,672	35,631
Issued to shareholders electing to receive
payments of distributions in Fund shares	635	363
Redemptions	(9,589)	—
Net increase	718	35,994

New York Fund
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class A	(Unaudited)	2008
Sales	2,032,880	5,931,789
Issued to shareholders electing to receive
payments of distributions in Fund shares	629,200	1,137,373
Redemptions	(4,915,069)	(9,590,648)
Exchange from Class B shares	5,933	44,390
Net decrease	(2,247,056)	(2,477,096)

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class B	(Unaudited)	2008
Sales	129,553	282,478
Issued to shareholders electing to receive
payments of distributions in Fund shares	16,458	25,764
Redemptions	(199,107)	(172,850)
Exchange to Class A shares	(5,922)	(43,770)
Net increase (decrease)	(59,018)	91,622

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class C	(Unaudited)	2008
Sales	714,649	1,417,434
Issued to shareholders electing to receive
payments of distributions in Fund shares	56,161	81,642
Redemptions	(636,601)	(801,497)
Net increase	134,209	697,579

	Six Months Ended	Period Ended
	March 31, 2009	September 30,
Class I	(Unaudited)	2008 (1)
Sales	98,164	25,658
Issued to shareholders electing to receive
payments of distributions in Fund shares	1,293	—
Redemptions	(13,598)	—
Net increase	85,859	25,658

Ohio Fund
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class A	(Unaudited)	2008
Sales	1,332,001	6,212,155
Issued to shareholders electing to receive
payments of distributions in Fund shares	457,569	779,095
Redemptions	(4,601,763)	(6,115,039)
Exchange from Class B shares	30,123	286,336
Merger from Class B shares	2,646,264	—
Net increase (decrease)	(135,806)	1,162,547

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

Ohio Fund (continued)
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class B	(Unaudited)(3)	2008
Sales	5,928	274,278
Issued to shareholders electing to receive
payments of distributions in Fund shares	11,970	61,104
Redemptions	(108,141)	(383,224)
Exchange to Class A shares	(30,112)	(286,159)
Merger to Class A shares	(2,644,707)	—
Net decrease	(2,765,062)	(334,001)

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class C	(Unaudited)	2008
Sales	435,370	1,470,539
Issued to shareholders electing to receive
payments of distributions in Fund shares	41,782	77,319
Redemptions	(923,191)	(1,175,394)
Net increase (decrease)	(446,039)	372,464

Rhode Island Fund
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class A	(Unaudited)	2008
Sales	332,775	726,760
Issued to shareholders electing to receive
payments of distributions in Fund shares	58,405	111,167
Redemptions	(692,627)	(1,364,044)
Exchange from Class B shares	70,672	93,644
Net decrease	(230,775)	(432,473)

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class B	(Unaudited)	2008
Sales	9,898	70,249
Issued to shareholders electing to receive
payments of distributions in Fund shares	14,997	29,495
Redemptions	(137,451)	(226,423)
Exchange to Class A shares	(69,003)	(91,505)
Net decrease	(181,559)	(218,184)

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class C	(Unaudited)	2008
Sales	61,098	213,957
Issued to shareholders electing to receive
payments of distributions in Fund shares	6,471	8,704
Redemptions	(75,762)	(154,564)
Net increase (decrease)	(8,193)	68,097

West Virginia Fund
	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class A	(Unaudited)	2008
Sales	177,080	534,730
Issued to shareholders electing to receive
payments of distributions in Fund shares	46,343	77,996
Redemptions	(310,159)	(327,600)
Exchange from Class B shares	11,046	31,662
Net increase (decrease)	(75,690)	316,788

	Six Months Ended	Year Ended
	March 31, 2009	September 30,
Class B	(Unaudited)	2008
Sales	19,592	18,381
Issued to shareholders electing to receive
payments of distributions in Fund shares	6,524	12,928
Redemptions	(62,260)	(86,523)
Exchange to Class A shares	(10,821)	(31,061)
Net decrease	(46,965)	(86,275)

	Six Months Ended	Period Ended
	March 31, 2009	September 30,
Class C	(Unaudited)	2008 (2)
Sales	7,917	62,225
Issued to shareholders electing to receive
payments of distributions in Fund shares	727	571
Redemptions	(17,184)	—
Net increase (decrease)	(8,540)	62,796

(1)	Class I of the California Fund and New York Fund commenced operations on March 3, 2008.
(2)	Class C of the Mississippi Fund and West Virginia Fund commenced operations on December 4, 2007.
(3)	Offering of Class B shares of the Ohio Fund was discontinued during the six months ended March 31, 2009 (see Note 1).

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2009, as determined on a federal income tax basis, were as follows:

California Fund
Aggregate Cost	$225,790,595
Gross unrealized appreciation	$9,801,398
Gross unrealized depreciation	(24,301,251)
Net unrealized depreciation	$(14,499,853)

Massachusetts Fund
Aggregate Cost	$243,525,622
Gross unrealized appreciation	$4,843,293
Gross unrealized depreciation	(27,005,945)
Net unrealized depreciation	$(22,162,652)

Mississippi Fund
Aggregate Cost	$15,776,454
Gross unrealized appreciation	$674,899
Gross unrealized depreciation	(1,688,330)
Net unrealized depreciation	$(1,013,431)

New York Fund
Aggregate Cost	$352,996,521
Gross unrealized appreciation	$7,076,316
Gross unrealized depreciation	(44,784,647)
Net unrealized depreciation	$(37,708,331)

Ohio Fund
Aggregate Cost	$287,762,888
Gross unrealized appreciation	$5,297,166
Gross unrealized depreciation	(27,186,334)
Net unrealized depreciation	$(21,889,168)

Rhode Island Fund
Aggregate Cost	$48,867,353
Gross unrealized appreciation	$801,418
Gross unrealized depreciation	(5,388,894)
Net unrealized depreciation	$(4,587,476)

West Virginia Fund
Aggregate Cost	$29,444,510
Gross unrealized appreciation	$736,347
Gross unrealized depreciation	(4,074,323)
Net unrealized depreciation	$(3,337,976)

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. As of March 31, 2009, the California Fund, Mississippi Fund and New York Fund had a balance outstanding pursuant to this line of credit of $1,700,000, $300,000 and $1,700,000, respectively, at an interest rate of 0.80%. The Funds’ average borrowings or allocated fees during the six months ended March 31, 2009 were not significant.

10 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

A summary of obligations under these financial instruments outstanding at March 31, 2009 is as follows:

Futures Contracts
						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation
California	6/09	223
		U.S. Treasury Bond	Short	$(28,139,030)	$(28,923,797)	$(784,767)
Massachusetts	6/09	200
		U.S. Treasury Bond	Short	$(25,330,544)	$(25,940,625)	$(610,081)
	6/09	215
		U.S. Treasury Note	Short	$(26,258,199)	$(26,676,797)	$(418,598)
Mississippi	6/09	17
		U.S. Treasury Bond Short		$(2,169,565)	$(2,204,953)	$(35,388)
New York	6/09	728
		U.S. Treasury Bond	Short	$(92,908,452)	$(94,423,875)	$(1,515,423)
Ohio	6/09	248
		U.S. Treasury Bond	Short	$(31,650,132)	$(32,166,375)	$(516,243)
	6/09	105
		U.S. Treasury Note	Short	$(12,823,772)	$(13,028,203)	(204,431)
Rhode Island	6/09	7
		U.S. Treasury Bond Short		$(886,570)	$(907,922)	$(21,352)
	6/09	8
		U.S. Treasury Note Short		$(977,049)	$(992,625)	$(15,576)
West Virginia	6/09	70
		U.S. Treasury Bond Short		$(8,865,693)	$(9,079,219)	(213,526)

Interest Rate Swaps

California Fund
		Annual	Floating		Effective Date/
	Notional	Fixed Rate	Rate		Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund		Date	Depreciation
JPMorgan			3-month		September 14, 2009/
Chase Co.	$5,587,500	4.743%	USD-LIBOR-BBA		September 14, 2039	$(1,547,246)
Merrill Lynch
Capital			3-month		September 24, 2009/
Services, Inc.	5,212,500	3.394	USD-LIBOR-BBA		September 24, 2039	(99,078)
						$(1,646,324)

Massachusetts Fund
		Annual	Floating		Effective Date/
	Notional	Fixed Rate	Rate		Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund		Date	Depreciation
JPMorgan			3-month		September 14, 2009/
Chase Co.	$6,237,500	4.743%	USD-LIBOR-BBA		September 14, 2039	$(1,727,239)
						$(1,727,239)

Mississippi Fund
		Annual	Floating		Effective Date/
	Notional	Fixed Rate	Rate		Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund		Date	Depreciation
JPMorgan			3-month		September 14, 2009/
Chase Co.	$300,000	4.743%	USD-LIBOR-BBA		September 14, 2039	$(83,074)
						$(83,074)

New York Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$8,900,000	4.743%	USD-LIBOR-BBA	September 14, 2039	$(2,464,517)
$(2,464,517)

Ohio Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
Merrill Lynch
Capital			3-month	September 24, 2009/
Services, Inc.	$4,300,000	3.394%	USD-LIBOR-BBA	September 24, 2039	$(81,733)
$(81,733)

Rhode Island Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$1,262,500	4.743%	USD-LIBOR-BBA	September 14, 2039	$(349,601)
$(349,601)

West Virginia Fund
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	(Depreciation)
JPMorgan			3-month	September 14, 2009/
Chase Co.	$637,500	4.743%	USD-LIBOR-BBA	September 14, 2039	$(176,531)
Merrill Lynch
Capital			3-month	July 15, 2009/
Services, Inc.	1,250,000	2.721	USD-LIBOR-BBA	July 15, 2039	132,495
$(44,036)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At March 31, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11 Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective October 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical investments

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

California Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(784,767)
Level 2	Other Significant Observable Inputs	230,010,742	(1,646,324)
Level 3	Significant Unobservable Inputs	—	—
Total		$230,010,742	$(2,431,091)

Massachusetts Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(1,028,679)
Level 2	Other Significant Observable Inputs	251,277,970	(1,727,239)
Level 3	Significant Unobservable Inputs	—	—
Total		$251,277,970	$(2,755,918)

Mississippi Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(35,388)
Level 2	Other Significant Observable Inputs	14,928,023	(83,074)
Level 3	Significant Unobservable Inputs	—	—
Total		$14,928,023	$(118,462)

New York Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(1,515,423)
Level 2	Other Significant Observable Inputs	352,438,190	(2,464,517)
Level 3	Significant Unobservable Inputs	—	—
Total		$352,438,190	$(3,979,940)

Ohio Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(720,674)
Level 2	Other Significant Observable Inputs	273,343,720	(81,733)
Level 3	Significant Unobservable Inputs	—	—
Total		$273,343,720	$(802,407)

Rhode Island Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(36,928)
Level 2	Other Significant Observable Inputs	45,694,877	(349,601)
Level 3	Significant Unobservable Inputs	—	—
Total		$45,694,877	$(386,529)

West Virginia Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*
Level 1	Quoted Prices	$—	$(213,526)
Level 2	Other Significant Observable Inputs	26,476,534	(44,036)
Level 3	Significant Unobservable Inputs	—	—
Total		$26,476,534	$(257,562)

*	Other financial instruments are futures and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds held no investments or other financial instruments as of September 30, 2008 whose fair value was determined using Level 3 inputs.

12 Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Eaton Vance Municipals Funds as o f M ar c h 31, 2009

NOTES TO F INANCIAL STATEMENTS (Unaudited) CONT’D

13 Subsequent Event — Proposed Plan of Reorganization

On April 27, 2009, the Trustees of the Trust approved an Agreement and Plan of Reorganization whereby the Eaton Vance National Municipals Fund (the National Fund) would acquire substantially all the assets and assume substantially all the liabilities of the Mississippi Fund and West Virginia Fund in exchange for shares of the National Fund. The proposed reorganization is subject to approval by the shareholders of the Mississippi Fund and West Virginia Fund.

Eaton Vance Municipals Funds

SPECIAL MEETIN G OF SHAREHOLDERS (Unaudited)

Eaton Vance California Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	21,176,433	836,988
Thomas E. Faust Jr.	21,172,535	840,886
Allen R. Freedman	21,172,535	840,886
William H. Park	21,172,535	840,886
Ronald A. Pearlman	21,175,265	838,156
Helen Frame Peters	21,174,961	838,459
Heidi L. Steiger	21,178,557	834,864
Lynn A. Stout	21,178,557	834,864
Ralph F. Verni	21,176,433	836,988

Eaton Vance Massachusetts Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	28,638,367	382,692
Thomas E. Faust Jr.	28,638,367	382,692
Allen R. Freedman	28,638,367	382,692
William H. Park	28,634,679	386,380
Ronald A. Pearlman	28,638,367	382,692
Helen Frame Peters	28,641,677	379,382
Heidi L. Steiger	28,638,533	382,526
Lynn A. Stout	28,641,677	379,382
Ralph F. Verni	28,638,367	382,692

Eaton Vance Mississippi Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	1,182,464	73,672
Thomas E. Faust Jr.	1,183,632	72,504
Allen R. Freedman	1,185,176	70,960
William H. Park	1,185,176	70,960
Ronald A. Pearlman	1,185,176	70,960
Helen Frame Peters	1,182,464	73,672
Heidi L. Steiger	1,182,464	73,672
Lynn A. Stout	1,182,464	73,672
Ralph F. Verni	1,183,632	72,504

Eaton Vance Municipals Funds

SPECIAL MEETIN G OF SHAREHOLDERS (Unaudited) CONT’D

Eaton Vance New York Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	31,930,295	1,102,722
Thomas E. Faust Jr.	31,903,530	1,129,487
Allen R. Freedman	31,919,767	1,113,250
William H. Park	31,928,163	1,104,854
Ronald A. Pearlman	31,922,087	1,110,930
Helen Frame Peters	31,937,665	1,095,352
Heidi L. Steiger	31,936,382	1,096,635
Lynn A. Stout	31,938,702	1,094,315
Ralph F. Verni	31,955,131	1,077,886

Eaton Vance Ohio Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	33,939,461	471,446
Thomas E. Faust Jr.	33,928,619	482,288
Allen R. Freedman	33,932,648	478,258
William H. Park	33,938,463	472,444
Ronald A. Pearlman	33,919,695	491,212
Helen Frame Peters	33,928,426	482,480
Heidi L. Steiger	33,939,085	471,822
Lynn A. Stout	33,943,974	466,932
Ralph F. Verni	33,933,985	476,922

Eaton Vance Rhode Island Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	5,117,155	43,780
Thomas E. Faust Jr.	5,117,155	43,780
Allen R. Freedman	5,097,994	62,940
William H. Park	5,114,764	46,171
Ronald A. Pearlman	5,097,994	62,940
Helen Frame Peters	5,117,155	43,780
Heidi L. Steiger	5,114,764	46,171
Lynn A. Stout	5,117,155	43,780
Ralph F. Verni	5,097,994	62,940

Eaton Vance Municipals Funds

SPECIAL MEETIN G OF SHAREHOLDERS (Unaudited) CONT’D

Eaton Vance West Virginia Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	3,090,152	5,101
Thomas E. Faust Jr.	3,090,152	5,101
Allen R. Freedman	3,090,152	5,101
William H. Park	3,090,152	5,101
Ronald A. Pearlman	3,090,152	5,101
Helen Frame Peters	3,090,152	5,101
Heidi L. Steiger	3,090,152	5,101
Lynn A. Stout	3,084,906	10,347
Ralph F. Verni	3,090,152	5,101

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

  An independent report comparing each fund’s total expense ratio and its components to comparable funds;

  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

  Data relating to portfolio turnover rates of each fund;

  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

  Copies of or descriptions of each adviser’s proxy voting policies and procedures;

  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

  The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

  Eaton Vance California Municipals Fund

  Eaton Vance Massachusetts Municipals Fund

  Eaton Vance Mississippi Municipals Fund

  Eaton Vance New York Municipals Fund

  Eaton Vance Ohio Municipals Fund

  Eaton Vance Rhode Island Municipals Fund

  Eaton Vance West Virginia Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for each Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

OF F ICERS   A N D   T RUS T EES

Officers	Trustees
Robert B. MacIntosh	Ralph F. Verni
President	Chairman

William H. Ahern, Jr.	Benjamin C. Esty
Vice President
Thomas E. Faust Jr.
Craig R. Brandon
Vice President	Allen R. Freedman

Cynthia J. Clemson	William H. Park
Vice President
Ronald A. Pearlman

Thomas M. Metzold	Helen Frame Peters
Vice President
Heidi L. Steiger
Adam A. Weigold
Vice President	Lynn A. Stout

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer

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Investment Adviser
Boston Management and Research

Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management

Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.

Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Municipals Trust
Two International Place
Boston, MA 02110

     This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

438-5/09	MUNISRC